UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-22906

Virtus Alternative Solutions Trust

(Exact name of registrant as specified in charter)

101 Munson Street

Greenfield, MA 01301

(Address of principal executive offices) (Zip code)

Jennifer Fromm, Esq.

Vice President, Chief Legal Officer, Counsel and Secretary for Registrant

One Financial Plaza

Hartford, CT 06103-4506

(Name and address of agent for service)

Registrant’s telephone number, including area code: (800)-243-1574

Date of fiscal year end: October 31

Date of reporting period: October 31, 2022

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.

(a)	The Report to Shareholders is attached herewith.

ANNUAL REPORT
VIRTUS ALTERNATIVE SOLUTIONS  TRUST

October 31, 2022
Virtus Duff & Phelps Select MLP and Energy Fund
Virtus KAR Long/Short Equity Fund*
*Prospectus supplement applicable to this fund appears at the back of this annual report.

Not FDIC Insured • No Bank Guarantee • May Lose Value

Proxy Voting Procedures and Voting Record (Form N-PX)
The subadvisers vote proxies, if any, relating to portfolio securities in accordance with procedures that have been approved by the Board of Trustees of the Trust (“Trustees”, or the “Board”). You may obtain a description of these procedures, along with information regarding how the Funds voted proxies during the most recent 12-month period ended June 30, free of charge, by calling toll-free 1-800-243-1574. This information is also available through the Securities and Exchange Commission’s (the “SEC”) website at https://www.sec.gov.
PORTFOLIO  HOLDINGS INFORMATION
The Trust files a complete schedule of portfolio holdings for each Fund with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT-P. Form N-PORT-P is available on the SEC’s website at https://www.sec.gov.
This report is  not authorized for distribution to prospective investors in either Fund presented in this book unless preceded or accompanied  by an effective prospectus  which includes information  concerning the sales charge, the respective Fund’s record and other pertinent information.

MESSAGE TO SHAREHOLDERS
To Virtus Alternative Solutions Trust Shareholders:
I am pleased to present this annual report, which reviews the performance of your Fund for the 12 months ended October 31, 2022.
During the reporting period, market strength in 2021 was followed by increased volatility in 2022. The Federal Reserve (the “Fed”) and other central banks raised interest rates and tightened monetary policy in an effort to fight rising inflation. Russia’s invasion of Ukraine in February created geopolitical uncertainty and contributed to rising prices, particularly for energy and food.
Domestic equity indexes recorded declines for the 12 months ended October 31, 2022. U.S. large-capitalization stocks were down 14.61%, as measured by the S&P 500® Index, and small-cap stocks lost 18.54%, as measured by the Russell 2000® Index. Losses were also felt across international equities, with developed markets, as measured by the MSCI EAFE® Index (net), declining 23.0%, while emerging markets, as measured by the MSCI Emerging Markets Index (net), were down 31.03%.
In fixed income markets, the yield on the 10-year Treasury rose sharply to 4.10% on October 31, 2022, from 1.55% on October 31, 2021, as the Fed implemented several large interest rate hikes. The broader U.S. fixed income market, as represented by the Bloomberg U.S. Aggregate Bond Index, was down 15.68% for the 12-month period, while non-investment grade bonds, as measured by the Bloomberg U.S. Corporate High Yield Bond Index, lost 11.76%.
While market volatility can be challenging, staying focused on your long-term goals can help. Please call our customer service team at 800-243-1574 if you have questions about your account or require assistance. Thank you for your continued confidence in us.
Sincerely,
George R. Aylward
President, Virtus Alternative Solutions Trust
December 2022
Refer to the Fund Summary section for your Fund’s performance. Performance data quoted represents past results. Past performance is no guarantee of future results, and current performance may be higher or lower than the performance shown above. Investing involves risk, including the risk of loss of principal invested.

VIRTUS ALTERNATIVE SOLUTIONS  TRUST
DISCLOSURE OF FUND EXPENSES (Unaudited)
FOR THE SIX-MONTH PERIOD OF May 1, 2022 TO October 31, 2022
We believe it is important for you to understand the impact of costs on your investment. All mutual funds have operating expenses. As a shareholder of a Virtus Alternative Solutions Trust Fund (each, a “Fund”), you may incur two types of costs: (1) transaction costs, including sales charges on purchases of Class A shares and contingent deferred sales charges on Class C shares; and (2) ongoing costs, including investment advisory fees, distribution and service fees, and other expenses. Class I shares and Class R6 shares are sold without sales charges and do not incur distribution and service fees. Class R6 shares also do not incur shareholder servicing fees. For further information regarding applicable sales charges, see Note 1 in the Notes to Financial Statements. These examples are intended to help you understand your ongoing costs (in dollars) of investing in a Fund and to compare these costs with the ongoing costs of investing in other mutual funds. These examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire six-month period. The Annualized Expense Ratios may be different from the expense ratios in the Financial Highlights which are for the fiscal year ended October 31, 2022.
Please note that the expenses shown in the accompanying tables are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges or contingent deferred sales charges. Therefore, the accompanying tables are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher. The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.
Actual Expenses
The table below provides information about actual account values and actual expenses. You may use the information below, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.
		Beginning Account Value May 1, 2022	Ending Account Value October 31, 2022	Annualized Expense Ratio*	Expenses Paid During Period**
Duff & Phelps Select MLP and Energy Fund
	Class A	$ 1,000.00	$ 1,102.30	1.43%	$ 7.58
	Class C	1,000.00	1,097.70	2.19	11.58
	Class I	1,000.00	1,104.00	1.19	6.31
KAR Long/Short Equity Fund
	Class A	1,000.00	975.40	2.19	10.90
	Class C	1,000.00	972.20	2.93	14.57
	Class I	1,000.00	977.40	1.93	9.62
	Class R6	1,000.00	977.50	1.86	9.27

*	Annualized expense ratios include dividend expense on securities sold short and interest expense on securities sold short.
**	Expenses are equal to the relevant Fund’s annualized expense ratio, which is net of waived fees and reimbursed expenses, if applicable, multiplied by the average account value over the period, multiplied by the number of days (184) expenses were accrued in the most recent fiscal half-year, then divided by 365 to reflect the one-half year period.
For Funds which may invest in other funds, the annualized expense ratios noted above do not reflect fees and expenses associated with any underlying funds. If such fees and expenses had been included, the expenses would have been higher.
You can find more information about a Fund’s expenses in the Financial Statements section that follows. For additional information on operating expenses and other shareholder costs, refer to that Fund’s prospectus.
Hypothetical Example for Comparison Purposes
The table below provides information about hypothetical account values and hypothetical expenses based on a Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not your Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare these 5% hypothetical examples with the 5% hypothetical examples that appear in the shareholder reports of other mutual funds.
		Beginning Account Value May 1, 2022	Ending Account Value October 31, 2022	Annualized Expense Ratio*	Expenses Paid During Period**
Duff & Phelps Select MLP and Energy Fund
	Class A	$ 1,000.00	$1,018.00	1.43%	$ 7.27
	Class C	1,000.00	1,014.17	2.19	11.12
	Class I	1,000.00	1,019.21	1.19	6.06

VIRTUS ALTERNATIVE SOLUTIONS  TRUST
DISCLOSURE OF FUND EXPENSES (Unaudited) (Continued)
FOR THE SIX-MONTH PERIOD OF May 1, 2022 TO October 31, 2022
		Beginning Account Value May 1, 2022	Ending Account Value October 31, 2022	Annualized Expense Ratio*	Expenses Paid During Period**
KAR Long/Short Equity Fund
	Class A	$1,000.00	$1,014.17	2.19%	$11.12
	Class C	1,000.00	1,010.44	2.93	14.85
	Class I	1,000.00	1,015.48	1.93	9.80
	Class R6	1,000.00	1,015.83	1.86	9.45

*	Annualized expense ratios include dividend and interest expense on securities sold short.
**	Expenses are equal to the relevant Fund’s annualized expense ratio, which is net of waived fees and reimbursed expenses, if applicable, multiplied by the average account value over the period, multiplied by the number of days (184) expenses were accrued in the most recent fiscal half-year, then divided by 365 to reflect the one-half year period.
For Funds which may invest in other funds, the annualized expense ratios noted above do not reflect fees and expenses associated with any underlying funds. If such fees and expenses had been included, the expenses would have been higher.
You can find more information about a Fund’s expenses in the Financial Statements section that follows. For additional information on operating expenses and other shareholder costs, refer to that Fund’s prospectus.

VIRTUS ALTERNATIVE SOLUTIONS  TRUST
KEY INVESTMENT TERMS (Unaudited)
October 31, 2022
American Depositary Receipt (“ADR”)
Represents shares of foreign companies traded in U.S. dollars on U.S. exchanges that are held by a U.S. bank or a trust. Foreign companies use ADRs in order to make it easier for Americans to buy their shares.
Alerian Midstream Energy Index
The Alerian Midstream Energy Index is a capped, float-adjusted, market capitalization-weighted index. The index is a broad-based composite of North American energy infrastructure companies that earn the majority of their cash flow from midstream activities involving energy commodities. The index is unmanaged and it is not available for direct investment.
Alerian MLP Index
A composite of the 50 most prominent energy master limited partnerships (MLPs) that provides investors with an unbiased, comprehensive benchmark for this emerging asset class. The index, which is calculated using a float-adjusted, capitalization-weighted methodology, is disseminated real-time on a price-return basis (NYSE: AMZ) and on a total-return basis (NYSE: AMZX). The index is unmanaged, its returns do not reflect any fees, expenses, or sales charges, and it is not available for direct investment.
Bloomberg U.S. Aggregate Bond Index
The Bloomberg U.S. Aggregate Bond Index measures the U.S. investment grade, fixed rate bond market. The index is calculated on a total return basis. The index is unmanaged, its returns do not reflect any fees, expenses, or sales charges, and it is not available for direct investment.
Bloomberg U.S. Corporate High Yield Bond Index
The Bloomberg U.S. Corporate High Yield Bond Index measures the U.S. dollar-denominated, high yield, fixed-rate corporate bond market. The index is calculated on a total return basis. The index is unmanaged, its returns do not reflect any fees, expenses, or sales charges, and it is not available for direct investment.
Exchange–Traded Fund (“ETF”)
An open-end fund that is traded on a stock exchange. Most ETFs have a portfolio of stocks or bonds that track a specific market index.
Federal Reserve (the “Fed”)
The Fed is the central bank of the U.S., responsible for controlling money supply, interest rates, and credit with the goal of keeping the U.S. economy and currency stable. Governed by a seven-member board, the system includes 12 regional Federal Reserve Banks, 25 Branches, and all national and state banks that are part of the system.
Master Limited Partnerships (“MLPs”)
Investment which combines the tax benefits of a limited partnership with the liquidity of publicly traded securities. To be classified as an MLP, a partnership must derive most of its cash flows from real estate, natural resources and commodities.
MSCI EAFE® Index (net)
The MSCI EAFE® (Europe, Australasia, Far East) Index (net) is a free float-adjusted, market capitalization-weighted index that measures developed foreign market equity performance, excluding the U.S. and Canada. The index is calculated on a total return basis with net dividends reinvested. The index is unmanaged, its returns do not reflect any fees, expenses, or sales charges, and it is not available for direct investment.
MSCI Emerging Markets Index (net)
The MSCI Emerging Markets Index (net) is a free float-adjusted, market capitalization-weighted index designed to measure equity market performance in the global emerging markets. The index is calculated on a total return basis with net dividends reinvested. The index is unmanaged, its returns do not reflect any fees, expenses, or sales charges, and it is not available for direct investment.
Organization of the Petroleum Exporting Countries Plus (“OPEC+”)
The Organization of the Petroleum Exporting Countries Plus (OPEC+) is a loosely affiliated entity consisting of the 13 OPEC members and 10 of the world’s major non-OPEC oil-exporting nations. OPEC+ aims to regulate the supply of oil in order to set the price on the world market.
Public Limited Company (“PLC”)
A Public Limited Company (PLC) is the legal designation of a limited liability company that has offered shares to the general public and has limited liability.
Real Estate Investment Trust (“REIT”)
A publicly traded company that owns, develops and operates income-producing real estate such as apartments, office buildings, hotels, shopping centers and other commercial properties.

VIRTUS ALTERNATIVE SOLUTIONS  TRUST
KEY INVESTMENT TERMS (Unaudited) (Continued)
October 31, 2022
Russell 2000® Index
The Russell 2000® Index is a market capitalization-weighted index of the 2,000 smallest companies in the Russell Universe, which comprises the 3,000 largest U.S. companies. The index is calculated on a total return basis with dividends reinvested. The index is unmanaged, its returns do not reflect any fees, expenses, or sales charges, and is not available for direct investment.
Russell 3000® Index
The Russell 3000® Index is a market capitalization-weighted index that measures the performance of the 3,000 largest U.S. companies. The index is calculated on a total return basis with dividends reinvested. The index is unmanaged, its returns do not reflect any fees, expenses, or sales charges, and it is not available for direct investment.
S&P 500® Energy Sector Index
The S&P 500® Energy comprises those companies included in the S&P 500 that are classified as members of the GICS® energy sector.
S&P 500® Index
The S&P 500® Index is a free-float market capitalization-weighted index of 500 of the largest U.S. companies. The index is calculated on a total return basis with dividends reinvested. The index is unmanaged, its returns do not reflect any fees, expenses, or sales charges, and it is not available for direct investment.
Strategic Petroleum Reserve
The Strategic Petroleum Reserve is an emergency stockpile of petroleum maintained by the U.S. Department of Energy.
West Texas Intermediate (“WTI”)
West Texas Intermediate (WTI) is a crude oil that serves as one of the main global oil benchmarks.

Ticker Symbols:
Class A: VLPAX
Class C: VLPCX
Class I: VLPIX
Duff & Phelps Select MLP and Energy Fund
Fund Summary (Unaudited)
Portfolio Manager Commentary by
Duff & Phelps Investment Management Co.
■	The Fund is non-diversified and has an investment objective of total return with a secondary objective of income. There is no guarantee that the Fund will meet its objective.
■	For the fiscal year ended October 31, 2022, the Fund’s Class A shares at NAV returned 29.24%, Class C shares at NAV returned 28.17%, and Class I shares at NAV returned 29.48%. For the same period, the Alerian Midstream Energy Index, which serves as both the Fund’s broad-based and style-specific benchmark appropriate for comparison, returned 16.94%.
All performance figures assume reinvestment of distributions and exclude the effect of sales charges. Performance data quoted represents past results. Past performance is no guarantee of future results, and current performance may be higher or lower than the performance shown above. Investment return and principal value will fluctuate so your shares, when redeemed, may be worth more or less than their original cost. Please visit Virtus.com for performance data current to the most recent month-end.
How did the markets perform during the Fund’s  fiscal year ended October 31, 2022?
The energy sector’s sharp recovery from the pandemic bottom continued unabated in the fiscal year ended October 31, 2022. The S&P 500® Energy Sector Index rose 65.0% over the fiscal year, dwarfing the -14.6% return of the S&P 500® Index on a total return basis. As is typical during periods of outsized appreciation, the relatively defensive midstream energy subsector rose less than the broader energy sector, but still exceeded the return of the S&P 500® Index by a wide margin, with the Alerian Midstream Energy Index up 16.94% over the fiscal year on a total return basis.
It was an extremely eventful 12 months for the energy sector, and nothing was more consequential than Russia launching a full-scale invasion of Ukraine in February 2022. Prior to the war, Russia was the largest exporter of natural gas in the world and the second largest exporter of both crude oil and refined products. From Europe’s perspective, roughly 40% of their natural gas imports came from Russia, making them extremely reliant on Russian gas supplies to fuel their economy.
Following the invasion, much of the Western world began to shun Russian energy in an effort to punish the Putin regime. While Europe took decisive steps to reduce its reliance on Russia as an energy supplier, it was impossible to completely replace this supply given that oil and gas markets were already extremely tight, with very little spare supply available. Although this was very disruptive and economically painful to Europe in the near term, the choice seemed to be a clear one for its long-term energy security given that Russia had been weaponizing its energy supplies for geopolitical influence.
The impact of the war was not limited to Europe. Global prices rose sharply for crude oil, natural gas, diesel, and gasoline, each of which had seen available supply adversely impacted by the war. The impact on energy prices was most evident in the liquefied natural gas (LNG) markets, where European gas prices rose to all-time highs in order to compete for cargoes that were going to other destinations. As global gas prices rose, the void left by Russia was filled by the U.S., which became the world’s top LNG exporter. This supported U.S. gas prices, which increased 94% from the war’s onset to early June 2022, when an explosion at the Freeport LNG terminal in Texas knocked off a substantial portion of LNG export capacity.
Higher prices also encouraged the substitution of gas for other relatively cheaper fuels, most notably fuel oil and coal. This pushed some of the price inflation onto those products, broadening the impact of energy inflation.
Policy makers did not stand idly by while energy prices spiked. In March 2022, President Biden announced the largest ever coordinated release from the Strategic Petroleum Reserve—180 million barrels—in an effort to tamp down high crude oil prices. Biden’s actions were also aided by large swaths of China being in lockdown due to its zero-COVID policy, and OPEC+, which was gradually lifting quotas on its members. These dynamics did appear to have a significant impact on the price of West Texas Intermediate Crude (WTI), which fell 38% from a peak of $124 in early March to a trough of $77 in late September.
The most significant policy action came from global central banks, which began to aggressively increase their short-term borrowing rates in an effort to fend off historically high levels of overall inflation. Most notably, the Federal Reserve (the Fed) raised its benchmark interest rate by 3.00% over the course of the fiscal year. This resulted in an exceptionally strong U.S. dollar, which has historically been a headwind to non-U.S. demand and a negative for oil prices.
Nonetheless, midstream companies were particularly well-positioned for the environment of this fiscal year. Most of their contracts have built-in inflation adjustments, with no meaningful capital expenditure required to realize the additional cash flow. Midstream companies reported a windfall of sorts related to this dynamic during the fiscal year, as their inflation-linked revenue adjustments far exceeded any cost inflation they were experiencing.
The OPEC+ coalition, including Russia, was a key player in the level of oil prices. The group had been lifting production quotas on member nations each month in an effort to address undersupply, but unilateral action by the U.S. to release its reserves and the impact of China’s lockdowns had continued to weigh heavily on crude oil prices. By October, OPEC+ had seen enough and reversed course, slashing its quotas by two million barrels per day. WTI crude oil rallied 9% in October to finish the fiscal year at roughly $87 per barrel.
With sharply higher interest rates and the prospect of dwindling energy supplies, the market became more concerned about the potential for a global recession. In Europe, not only did extremely high energy prices lead to involuntary demand destruction, but European Union (EU) members agreed to a 15% reduction in gas consumption to ensure supplies would be sufficient for the winter. Growth in China’s economy also slowed considerably, although much of this was a function of lockdowns and property market troubles.
Impacts were felt in the U.S. as well. Gasoline demand took a noticeable dip below pre-pandemic levels in response to spiking prices during the summer of 2022. Natural gas liquids (NGL) demand growth also took a hit. With China’s economy in lockdown and the rest of the world starting to buckle under the pressure of high inflation and rates, NGL exports from the U.S. slowed and inventories
For information regarding the indexes and certain investment terms, see the Key Investment Terms starting on page 4.

Duff & Phelps Select MLP and Energy Fund (Continued)
ballooned, pushing prices into a downward trend. Propane fell 46% from its high in early March through fiscal year end, while ethane fell 40% from its high in early June.
Although there were several cross currents in the fiscal year, investor sentiment toward the energy sector generally strengthened. Through the end of the fiscal year, 2022 was poised to become the second consecutive calendar year that energy would be the top-performing sector in the S&P 500® Index. Additionally, two energy companies were added to the bellwether index, increasing the sector’s weight to 5% from 2% a year ago.
What factors affected the Fund’s performance during its fiscal year?
The Fund outperformed the Alerian Midstream Energy Index on a total return basis for the 12 months ended October 31, 2022. The Fund benefitted on a relative basis from several out-of-benchmark holdings that were able to capitalize on structural changes resulting from the pandemic recovery and the Russia-Ukraine war. The Fund also generated significant excess return from underweights to large defensive benchmark holdings that were significant underperformers during the fiscal year.
Performance for the fiscal year was driven more by stock-specific fundamental factors and less by overall market price appreciation versus the prior fiscal year, which resulted in greater performance dispersion among stocks. This environment rewarded strong stock selection and benefitted the Fund, which performed nearly in line with the benchmark for the first quarter of the fiscal year, but strongly outperformed over the remaining nine months.
The five largest individual contributors to Fund performance on an absolute basis were Cheniere Energy, Targa Resources, Energy Transfer, Marathon Petroleum, and Valero Energy. These companies were key participants in the strong rally in oil & gas equities. They benefitted from competitively positioned assets and elevated energy commodities prices, which allowed them to reduce debt and return higher levels of cash to shareholders through share repurchases and dividend increases.
The five largest individual detractors to Fund performance on an absolute basis were Sunnova Energy, Equitrans Midstream, Sunrun, NextEra
Energy Partners, and Enviva. Four of these five detractors are clean energy holdings, which came under selling pressure due to the impact of sharply higher interest rates on their cost of capital. Public policy uncertainty was another key factor that negatively impacted each of the five detractors on either a sector-wide or an individual basis.
The preceding information is the opinion of portfolio management only through the end of the period stated on the cover. Any such opinions are subject to change at any time based upon market or other conditions and should not be relied upon as investment advice. Past performance is no guarantee of future results, and there is no guarantee that market forecasts will be realized.
Equity Securities: The market price of equity securities may be adversely affected by financial market, industry, or issuer-specific events. Focus on a particular style or on small or medium-sized companies may enhance that risk.
Energy Industry Concentration: The Fund’s investments are concentrated in the energy industry which presents greater risks than if the Fund was broadly diversified over numerous sectors of the economy.
Master Limited Partnerships: Investments in MLPs may be adversely impacted by interest rates, tax law changes, regulation, or factors affecting underlying assets.
Foreign Investing: Investing in foreign securities subjects the Fund to additional risks such as increased volatility; currency fluctuations; less liquidity; less publicly available information about the foreign investment; and political, regulatory, economic, and market risk.
Non-Diversified: The Fund is not diversified and may be more susceptible to factors negatively impacting its holdings to the extent the Fund invests more of its assets in the securities of fewer issuers than would a diversified fund.
Market Volatility: The value of the securities in the Fund may go up or down in response to the prospects of individual companies and/or general economic conditions. Price changes may be short- or long-term. Local, regional or global events such as war (e.g., Russia’s invasion of Ukraine), acts of terrorism, the spread of infectious illness (e.g.,
COVID-19 pandemic) or other public health issues, recessions, or other events could have a significant impact on the Fund and its investments, including hampering the ability of the Fund’s manager(s) to invest the Fund’s assets as intended.
Prospectus: For additional information on risks, please see the Fund’s prospectus.
 Asset Allocation
The following table presents asset allocation within certain sectors as a percentage of total investments as of October 31, 2022.
Common Stocks & MLP Interests		98%
Gathering/Processing	29%
Diversified	22
Downstream/Other	14
Liquefied Natural Gas	13
Petroleum Transportation & Storage	9
Electric, LDC & Power	7
Natural Gas Pipelines	4
Short-Term Investment		2
Total		100%
For information regarding the indexes and certain investment terms, see the Key Investment Terms starting on page 4.

Duff & Phelps Select MLP and Energy Fund (Continued)
Average Annual Total Returns1 for periods ended 10/31/22

	1 Year	5 Years	Since inception	Inception date
Class A shares at NAV[2]	29.24%	8.90%	5.81%	9/9/15
Class A shares at POP[3,4]	22.13	7.67	4.98	9/9/15
Class C shares at NAV[2] and with CDSC[4]	28.17	8.07	5.01	9/9/15
Class I shares at NAV[2]	29.48	9.16	6.06	9/9/15
Alerian Midstream Energy Index [5]	16.94	—	—	—
Alerian MLP Index [5]	30.19	5.55	2.56 [6]	—
Fund Expense Ratios[7]: A Shares: Gross 2.02%, Net 1.40%; C Shares: Gross 2.77%, Net 2.15%; I Shares: Gross 1.77%, Net 1.15%.

All returns represent past performance which is no guarantee of future results. Current performance may be higher or lower than the performance shown. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The above table and graph below do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of shares. Please visit Virtus.com for performance data current to the most recent month-end.
Growth of $10,000 for periods ended 10/31

This chart assumes an initial investment of $10,000 made on September 9, 2015 (inception date of the Fund), for Class A shares and Class C shares including any applicable sales charges or fees. The performance of the other share class may be greater or less than that shown based on differences in inception dates, fees, and sales charges. Performance assumes reinvestment of dividends and capital gain distributions.
For information regarding the indexes and certain investment terms, see the Key Investment Terms starting on page 4.

Duff & Phelps Select MLP and Energy Fund (Continued)
Growth of $100,000 for periods ended 10/31

This chart assumes an initial investment of $100,000 made on September 9, 2015 (inception date of the Fund), for Class I shares. The performance of the other share class may be greater or less than that shown based on differences in inception dates, fees, and sales charges. Performance assumes reinvestment of dividends and capital gain distributions.
[1]	Total returns are historical and include changes in share price and the reinvestment of both dividends and capital gain distributions.
[2]	“NAV” (Net Asset Value) total returns do not include the effect of any sales charge.
[3]	“POP” (Public Offering Price) total returns include the effect of the maximum front-end 5.50% sales charge.
[4]	“CDSC” (contingent deferred sales charge) is applied to redemptions of certain classes of shares that do not have a sales charge applied at the time of purchase. CDSC for certain redemptions of Class A shares made within 18 months of a finder’s fee being paid and all Class C shares are 1% within the first year and 0% thereafter.
[5]	Effective January 1, 2022, the benchmark to which performance of the Fund is compared changed to the Alerian Midstream Energy Index. The Fund’s subadviser believes the Alerian Midstream Energy Index better reflects the markets and securities in which the Fund’s portfolio is invested than its previous benchmark, the Alerian MLP Index. The Alerian Midstream Energy Index is a capped, float-adjusted, market capitalization-weighted index. The index is abroad-based composite of North American energy infrastructure companies that earn the majority of their cash flow from midstream activities involving energy commodities. The index is unmanaged and not available for direct investment. The Alerian Midstream Energy Index inception date was June 25, 2018. There was no reportable performance prior to the inception date.
[6]	The since inception index return is from the Fund’s inception date.
[7]	The expense ratios of the Fund are set forth according to the prospectus for the Fund effective February 28, 2022, as supplemented and revised, and may differ from the expense ratios disclosed in the Financial Highlights tables in this report. See the Financial Highlights for more current expense ratios. Net Expense: Expenses reduced by a contractual expense limitation in effect through June 26, 2023. Gross Expense: Does not reflect the effect of the expense limitation. Expense ratios include fees and expenses associated with any underlying funds.
The indexes are unmanaged and not available for direct investment; therefore, their performance does not reflect the expenses associated with active management of an actual portfolio.
For information regarding the indexes and certain investment terms, see the Key Investment Terms starting on page 4.

Ticker Symbols:
Class A : VLSAX
Class C: VLSCX
Class I: VLSIX
Class R6: VLSRX
KAR Long/Short Equity Fund
Fund Summary (Unaudited)
Portfolio Manager Commentary by
Kayne Anderson Rudnick Investment Management, LLC
■	The Fund is non-diversified and has an investment objective of seeking long-term capital appreciation. There is no guarantee that the Fund will meet its objective.
■	For the fiscal year October 31, 2022, the Fund’ Class A shares at NAV returned -16.18%, Class C shares at NAV returned -16.80%, Class I shares at NAV returned -15.95%, and Class R6 shares at NAV returned -15.87%. For the same period, the Russell 3000® Index which serves as both the Fund’s broad-based and style-specific index appropriate for comparison, returned -16.52%.
All performance figures assume reinvestment of distributions and exclude the effect of sales charges. Performance data quoted represents past results. Past performance is no guarantee of future results, and current performance may be higher or lower than the performance shown above. Investment return and principal value will fluctuate so your shares, when redeemed, may be worth more or less than their original cost. Please visit Virtus.com for performance data current to the most recent month-end.
How did the markets perform during the Fund’s  fiscal year ended October 31, 2022?
After strong performance in 2021, markets became volatile in 2022, with both equities and fixed income entering bear markets. Signs of weakness and headwinds began in the fourth quarter of 2021 as market breadth narrowed. Returns for the S& P 500® Index in 2021 were heavily skewed by the performance of some large-cap stocks.
Meanwhile, the Federal Reserve (the Fed) began tapering its bond purchases in October 2021, after providing support to the fixed income markets during the pandemic. And, while the inflation that spiked after massive pandemic spending, supply chain bottlenecks, and COVID lockdowns at first appeared transitory, inflation quickly escalated in the second quarter of 2022 and became a major risk to the economy. The Russian invasion of Ukraine also fueled inflation and once again pressured fragile supply chains.
The Fed raised interest rates five times during the fiscal year in an effort to tame record-high inflation.
To make matters more challenging, robust employment became an obstacle in slowing spending, with the Fed saying it could make additional rate increases to attempt to bring down inflation. Investor pessimism and market sentiment soured to new lows until the end of the fiscal year in October, when U.S. equities took back some ground and ended the month in positive territory due to better-than-expected corporate earnings.
On the international front, China’s enforcement of its zero-COVID policy forced continued lockdowns, which rattled important supply chains. In addition, China’s significant regulatory crackdowns destroyed certain industries and gave investors pause to invest elsewhere in the country. Tensions with Taiwan also presented new risks due to U.S. semiconductor dependence and the role that plays in the digital transformation of the U.S.
For the fiscal year ended October 31, 2022, the S&P 500® Index returned -14.61%, while small-capitalization stocks, as represented by the Russell 2000® Index, sank -18.54%. The Russell 3000® Index returned -16.52%.
What factors affected the Fund’s performance during its fiscal year?
The Fund delivered performance in line with the Russell 3000® Index for the fiscal year ended October 31, 2022. Net exposure as of fiscal year-end was 70.43%, made up of 90.34% long and -19.91% short positions. Net exposure is the difference between a fund’s short positions and long positions, expressed as a percentage. For example, if 80% of a fund is long and 20% is short, the fund’s next exposure is 60%.
In the Fund’s long portfolio, positive stock selection and overweight positions in financials and consumer staples contributed to performance. Poor stock selection and an underweight in health care as well as an underweight in energy detracted from performance.
The biggest contributors to performance during the period were long positions in Lamb Weston, W. R. Berkley, and Ryan Specialty, and short positions in an acquirer of independent wealth management firms and a large manufacturer of consumer and end-user products.
The biggest detractors from performance were long positions in Scotts Miracle-Gro, POOLCORP, TransUnion, and DocuSign, and a short position in a large tax-preparation company.
The preceding information is the opinion of portfolio management only through the end of the period stated on the cover. Any such opinions are subject to change at any time based upon market or other conditions and should not be relied upon as investment advice. Past performance is no guarantee of future results, and there is no guarantee that market forecasts will be realized.
Equity Securities: The market price of equity securities may be adversely affected by financial market, industry, or issuer-specific events. Focus on a particular style or on small or medium-sized companies may enhance that risk.
Technology Concentration: Because the Fund is presently heavily weighted in the technology sector, it will be impacted by that sector’s performance more than a fund with broader sector diversification.
Short Sales: The Fund may engage in short sales, and may incur a loss if the price of a borrowed security increases before the date on which the Fund replaces the security.
Counterparties: There is risk that a party upon whom the Fund relies to complete a transaction will default.
Foreign Investing: Investing in foreign securities subjects the Fund to additional risks such as increased volatility; currency fluctuations; less liquidity; less publicly available information about the foreign investment; and political, regulatory, economic, and market risk.
Non-Diversified: The Fund is not diversified and may be more susceptible to factors negatively impacting its holdings to the extent the Fund invests more of its assets in the securities of fewer issuers than would a diversified fund.
Market Volatility: The value of the securities in the Fund may go up or down in response to the prospects of individual companies and/or general economic conditions. Price changes may be short- or long-term. Local, regional or global events such as war (e.g., Russia’s invasion of Ukraine), acts of terrorism, the spread of infectious illness (e.g., COVID-19 pandemic) or other public health issues,
For information regarding the indexes and certain investment terms, see the Key Investment Terms starting on page 4.

KAR Long/Short Equity Fund (Continued)
recessions, or other events could have a significant impact on the Fund and its investments, including hampering the ability of the Fund’s manager(s) to invest the Fund’s assets as intended.
Prospectus: For additional information on risks, please see the Fund’s prospectus.
 Asset Allocation
The following table presents asset allocation within certain sectors as a percentage of total investments as of October 31, 2022.
Common Stocks		124%
Information Technology	35%
Financials	29
Industrials	15
Consumer Staples	12
Health Care	9
Communication Services	9
Consumer Discretionary	8
All other Common Stocks	7
Short-Term Investment		3
Securities Sold Short		(27)
Consumer Discretionary	(9)
Industrials	(9)
Real Estate	(5)
Consumer Staples	(2)
Financials	(2)
Total		100%
For information regarding the indexes and certain investment terms, see the Key Investment Terms starting on page 4.

KAR Long/Short Equity Fund (Continued)
Average Annual Total Returns1 for periods ended 10/31/22

	1 Year	Since inception	Inception date
Class A shares at NAV[2]	-16.18%	12.99%	12/6/18
Class A shares at POP[3,4]	-20.79	11.36	12/6/18
Class C shares at NAV[2] and with CDSC[4]	-16.80	12.16	12/6/18
Class I shares at NAV[2]	-15.95	13.29	12/6/18
Class R6 shares at NAV[2]	-15.87	13.36	12/6/18
Russell 3000® Index	-16.52	11.09 [5]	—
Fund Expense Ratios[6]: A Shares: Gross 2.31%, Net 2.23%; C Shares: Gross 2.99%, Net 2.98%; I Shares: Gross 2.07%, Net 1.98%, R6 Shares: Gross 1.93%, Net 1.91%.

All returns represent past performance which is no guarantee of future results. Current performance may be higher or lower than the performance shown. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The above table and graph below do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of shares. Please visit Virtus.com for performance data current to the most recent month-end.
Growth of $10,000 for periods ended 10/31

This chart assumes an initial investment of $10,000 made on December 6, 2018 (inception date of the Fund), for Class A shares and Class C shares including any applicable sales charges or fees. The performance of the other share class may be greater or less than that shown based on differences in inception dates, fees, and sales charges. Performance assumes reinvestment of dividends and capital gain distributions.
For information regarding the indexes and certain investment terms, see the Key Investment Terms starting on page 4.

KAR Long/Short Equity Fund (Continued)
Growth of $100,000 for periods ended 10/31

This chart assumes an initial investment of $100,000 made on December 6, 2018 (inception date of the Fund), for Class I shares. The performance of the other share class may be greater or less than that shown based on differences in inception dates, fees, and sales charges. Performance assumes reinvestment of dividends and capital gain distributions.
Growth of $2,500,000 for periods ended 10/31

This chart assumes an initial investment of $2,500,000 made on December 6, 2018 (inception date of the Fund), for Class R6 shares. The performance of the other share class may be greater or less than that shown based on differences in inception dates, fees, and sales charges. Performance assumes reinvestment of dividends and capital gain distributions.
[1]	Total returns are historical and include changes in share price and the reinvestment of both dividends and capital gain distributions.
[2]	“NAV” (Net Asset Value) total returns do not include the effect of any sales charge.
[3]	“POP” (Public Offering Price) total returns include the effect of the maximum front-end 5.50% sales charge.
[4]	“CDSC” (contingent deferred sales charge) is applied to redemptions of certain classes of shares that do not have a sales charge applied at the time of purchase. CDSC for certain redemptions of Class A shares made within 18 months of a finder’s fee being paid and all Class C shares are 1% within the first year and 0% thereafter.
[5]	The since inception index return is from the Fund’s inception date.
[6]	The expense ratios of the Fund are set forth according to the prospectus for the Fund effective February 28, 2022, as supplemented and revised, and may differ from the expense ratios disclosed in the Financial Highlights tables in this report. See the Financial Highlights for more current expense ratios. Net Expense: Expenses reduced by a contractual expense limitation in effect through February 28, 2023. Gross Expense: Does not reflect the effect of the expense limitation. Expense ratios include fees and expenses associated with any underlying funds.
The index is unmanaged and not available for direct investment; therefore, its performance does not reflect the expenses associated with active management of an actual portfolio.
For information regarding the indexes and certain investment terms, see the Key Investment Terms starting on page 4.

Duff & Phelps Select MLP and Energy Fund
SCHEDULE OF INVESTMENTS October 31, 2022
($ reported in thousands)
	Shares	Value
Common Stocks & MLP Interests—97.8%
Diversified—21.9%
Energy Transfer LP	207,831	$ 2,654
Enterprise Products Partners LP	31,642	799
Keyera Corp.	15,314	328
Kinder Morgan, Inc.	42,470	769
MPLX LP	31,359	1,052
ONEOK, Inc.	19,791	1,174
Pembina Pipeline Corp.	27,471	907
		7,683

Downstream/Other—13.7%
Chart Industries, Inc.(1)	3,127	697
Enviva, Inc.	23,331	1,396
Marathon Petroleum Corp.	12,017	1,366
Valero Energy Corp.	10,660	1,338
		4,797

Electric, LDC & Power—7.2%
Entergy Corp.	3,331	357
NextEra Energy Partners LP	8,520	631
Sempra Energy	6,251	944
Sunrun, Inc.(1)	26,000	585
		2,517

Gathering/Processing—28.8%
DCP Midstream LP	33,678	1,338
DT Midstream, Inc.	28,003	1,672
EnLink Midstream LLC(1)	66,000	784
Equitrans Midstream Corp.	41,900	353
Hess Midstream LP Class A	54,311	1,572
Targa Resources Corp.	42,470	2,903
Western Midstream Partners LP	50,252	1,443
		10,065

Liquefied Natural Gas—12.9%
Cheniere Energy, Inc.	20,352	3,590
Golar LNG Ltd.(1)	18,960	527
	Shares	Value

Liquefied Natural Gas—continued
New Fortress Energy, Inc. Class A	7,000	$ 386
		4,503

Natural Gas Pipelines—4.0%
Williams Cos., Inc. (The)	43,226	1,415
Petroleum Transportation & Storage—9.3%
Enbridge, Inc.	14,509	565
Genesis Energy LP	29,000	334
Magellan Midstream Partners LP	18,314	988
Plains GP Holdings LP Class A(1)	109,103	1,368
		3,255

Total Common Stocks & MLP Interests (Identified Cost $27,356)		34,235

Total Long-Term Investments—97.8% (Identified Cost $27,356)		34,235

Short-Term Investment—1.6%
Money Market Mutual Fund—1.6%
Dreyfus Government Cash Management Fund - Institutional Shares (seven-day effective yield 2.912%)(2)	544,314	544
Total Short-Term Investment (Identified Cost $544)		544

TOTAL INVESTMENTS—99.4% (Identified Cost $27,900)		$34,779
Other assets and liabilities, net—0.6%		210
NET ASSETS—100.0%		$34,989
Abbreviations:
LLC	Limited Liability Company
LP	Limited Partnership
MLP	Master Limited Partnership

Footnote Legend:
(1)	Non-income producing.
(2)	Shares of this fund are publicly offered, and its prospectus and annual report are publicly available.

Country Weightings (Unaudited)†
United States	93%
Canada	5
Bermuda	2
Total	100%
† % of total investments as of October 31, 2022.

Ownership Structure (Unaudited)†,††
Major Midstream Companies	36%
Midstream MLP	25
MLP Affiliates & Other	19
Embedded General Partner	14
Pure Play General Partner	4
Cash & Other	2
Total	100%
† % of total investments as of October 31, 2022.
†† Midstream MLPs are publicly traded limited partnerships and limited liability companies that are treated as partnerships for federal income tax purposes and operate and own assets used in transporting, storing, gathering, processing, treating, or marketing of natural gas, natural gas liquids, crude oil, and refined products.
Foreign LPs are offshore entities organized as partnerships or limited liability companies but elect to be treated as corporations for U.S. federal income tax purposes.
MLP Affiliates & Other consist of LLCs, Yieldcos and Limited Partnerships structured as corporations for tax purposes. LLCs are limited liability companies which hold investments in limited partner interests and may issue distributions in the form of additional shares, also known as paid-in-kind (PIK) distributions. Yieldcos are entities structured similar to an MLP but without possession of assets that would qualify for pass-through tax treatment and thus are not treated as partnerships for federal income tax purposes. Other also includes c-corporations that hold significant midstream or downstream assets.
Pure-Play General Partners are general partners of MLPs structured as C-corporations for federal income tax purposes with either direct economic incentive distribution rights to an underlying MLP or direct ownership in an affiliated general partner entity.
Embedded General Partners are general partners of MLPs structured as C-corporations for federal income tax purposes with ownership in other assets beyond sole economic interests in an MLP.
For information regarding the abbreviations, see the Key Investment Terms starting on page 4.
See Notes to Financial Statements

Duff & Phelps Select MLP and Energy Fund
SCHEDULE OF INVESTMENTS (Continued)
October 31, 2022
($ reported in thousands)
Major Midstream Companies are entities that own and operate assets used in transporting, storing, gathering, processing, treating, or marketing of natural gas liquids, crude oil and refined products and structured as C-corporations for federal income tax purposes.
Other MLPs are publicly traded limited partnerships and limited liability companies that are treated as partnerships for federal income tax purposes and can include any MLP that is not Midstream.
The following table summarizes the value of the Fund’s investments as of October 31, 2022, based on the inputs used to value them (See Security Valuation Note 2A in the Notes to Financial Statements):
	Total Value at October 31, 2022	Level 1 Quoted Prices
Assets:
Equity Securities:
Common Stocks & MLP Interests	$34,235	$34,235
Money Market Mutual Fund	544	544
Total Investments	$34,779	$34,779
There were no securities valued  using  significant observable inputs (Level 2) or significant unobservable inputs (Level 3) at October 31, 2022.
There were no transfers into  or  out of Level 3 related to securities held at October 31, 2022.
See Notes to Financial Statements

KAR Long/Short Equity Fund
SCHEDULE OF INVESTMENTS
October 31, 2022
($ reported in thousands)
	Shares	Value
Common Stocks—97.5%
Communication Services—7.3%
Alphabet, Inc. Class C(1)	34,624	$ 3,278
MediaAlpha, Inc. Class A(1)	150,655	1,654
Trade Desk, Inc. (The) Class A(1)	47,240	2,515
		7,447

Consumer Discretionary—6.3%
Home Depot, Inc. (The)(2)	11,028	3,266
Pool Corp.(2)	10,619	3,230
		6,496

Consumer Staples—9.5%
Lamb Weston Holdings, Inc.	73,835	6,366
Monster Beverage Corp.(1)	35,894	3,364
		9,730

Financials—23.1%
Bank of Hawaii Corp.	34,817	2,644
Berkley (W.R.) Corp.	59,296	4,411
LPL Financial Holdings, Inc.	9,397	2,402
Moody’s Corp.	13,555	3,590
Primerica, Inc.	41,590	6,018
Ryan Specialty Holdings, Inc. Class A(1)	101,082	4,534
		23,599

Health Care—7.4%
Cooper Cos., Inc. (The)	9,616	2,629
Silk Road Medical, Inc.(1)	55,470	2,445
Zoetis, Inc. Class A(2)	16,388	2,471
		7,545

Industrials—11.7%
Lennox International, Inc.	10,102	2,359
Old Dominion Freight Line, Inc.	11,173	3,068
TransUnion	37,925	2,248
Verisk Analytics, Inc. Class A(2)	23,321	4,264
		11,939

Information Technology—27.3%
CDW Corp.	22,597	3,905
Clearwater Analytics Holdings, Inc. Class A (1)	196,278	3,197
EVERTEC, Inc.	167,124	5,985
	Shares	Value

Information Technology—continued
Intuit, Inc.	8,281	$ 3,540
Jack Henry & Associates, Inc.(2)	16,675	3,319
nCino, Inc.(1)	121,491	3,825
Visa, Inc. Class A(2)	20,330	4,212
		27,983

Materials—1.4%
Scotts Miracle-Gro Co. (The)	32,158	1,476
Real Estate—3.5%
Lamar Advertising Co. Class A	38,658	3,566
Total Common Stocks (Identified Cost $87,058)		99,781

Total Long-Term Investments—97.5% (Identified Cost $87,058)		99,781

Short-Term Investment—2.5%
Money Market Mutual Fund—2.5%
Dreyfus Government Cash Management Fund - Institutional Shares (seven-day effective yield 2.912%)(3)	2,581,282	2,581
Total Short-Term Investment (Identified Cost $2,581)		2,581

TOTAL INVESTMENTS, BEFORE SECURITIES SOLD SHORT—100.0% (Identified Cost $89,639)		102,362

Securities Sold Short(4)—(21.2)%
Consumer Discretionary—(7.2)%
Boot Barn Holdings, Inc.(5)	(21,085)	(1,198)
H&R Block, Inc.	(74,278)	(3,057)
ODP Corp. (The)(5)	(41,379)	(1,637)
Snap One Holdings Corp.(5)	(126,371)	(1,506)
		(7,398)

Consumer Staples—(1.7)%
Central Garden & Pet Co. Class A(5)	(43,531)	(1,704)
	Shares	Value

Financials—(1.1)%
Focus Financial Partners, Inc. Class A(5)	(33,895)	$ (1,179)
Industrials—(7.1)%
ACCO Brands Corp.	(208,852)	(961)
Allison Transmission Holdings, Inc.	(45,520)	(1,923)
ArcBest Corp.	(20,499)	(1,628)
Deluxe Corp.	(76,871)	(1,413)
Werner Enterprises, Inc.	(34,393)	(1,348)
		(7,273)

Real Estate—(4.1)%
Compass, Inc. Class A(5)	(563,767)	(1,488)
Paramount Group, Inc.	(192,637)	(1,247)
Retail Opportunity Investments Corp.	(98,974)	(1,433)
		(4,168)

Total Securities Sold Short (Proceeds $(25,644))		(21,722)

TOTAL INVESTMENTS, NET OF SECURITIES SOLD SHORT—78.8% (Identified Cost $63,995)		$ 80,640
Other assets and liabilities, net—21.2%		21,704
NET ASSETS—100.0%		$102,344

Footnote Legend:
(1)	Non-income producing.
(2)	All or portion segregated as collateral for securities sold short. The value of securities segregated as collateral is $15,561.
(3)	Shares of this fund are publicly offered, and its prospectus and annual report are publicly available.
(4)	The Fund is contractually responsible to the lender for any dividends payable and interest accrued on securities while those securities are in a short position. These dividends and interest are recorded as an expense of the Fund.
(5)	No dividend expense on security sold short.
See Notes to Financial Statements

KAR Long/Short Equity Fund
SCHEDULE OF INVESTMENTS (Continued)
October 31, 2022
($ reported in thousands)
The following table summarizes the value of the Fund’s investments as of October 31, 2022, based on the inputs used to value them (See Security Valuation Note 2A in the Notes to Financial Statements):
	Total Value at October 31, 2022	Level 1 Quoted Prices
Assets:
Equity Securities:
Common Stocks	$ 99,781	$ 99,781
Money Market Mutual Fund	2,581	2,581
Total Assets	102,362	102,362
Liabilities:
Securities Sold Short:
Common Stocks	(21,722)	(21,722)
Total Liabilities	(21,722)	(21,722)
Total Investments	$ 80,640	$ 80,640
There were no securities valued  using  significant observable inputs (Level 2) or significant unobservable inputs (Level 3) at October 31, 2022.
There were no transfers into  or  out of Level 3 related to securities held at October 31, 2022.
See Notes to Financial Statements

VIRTUS ALTERNATIVE SOLUTIONS  TRUST
STATEMENTS OF ASSETS AND LIABILITIES October 31, 2022
(Reported in thousands except shares and per share amounts)
	Duff & Phelps Select MLP and Energy Fund	KAR Long/Short Equity Fund
Assets
Investment in securities at value(1)	$ 34,779	$102,362
Cash	50	50
Due from broker	—	21,770
Receivables
Fund shares sold	159	99
Dividends and interest	142	30
Tax reclaims	2	—
Tax receivable	4	—
Prepaid Trustees’ retainer	— (a)	1
Prepaid expenses	27	59
Other assets	3	10
Total assets	35,166	124,381
Liabilities
Securities sold short(2)	—	21,722
Payables
Fund shares repurchased	45	123
Investment advisory fees	46	108
Distribution and service fees	2	1
Administration and accounting fees	24	9
Transfer agent and sub-transfer agent fees and expenses	8	28
Professional fees	27	35
Trustee deferred compensation plan	3	10
Interest expense and/or commitment fees	— (a)	1
Other accrued expenses	22	—
Total liabilities	177	22,037
Net Assets	$ 34,989	$102,344
Net Assets Consist of:
Capital paid in on shares of beneficial interest	$ 135,230	$ 86,745
Accumulated earnings (loss)	(100,241)	15,599
Net Assets	$ 34,989	$102,344

See Notes to Financial Statements

VIRTUS ALTERNATIVE SOLUTIONS  TRUST
STATEMENTS OF ASSETS AND LIABILITIES (Continued)
October 31, 2022
(Reported in thousands except shares and per share amounts)
	Duff & Phelps Select MLP and Energy Fund	KAR Long/Short Equity Fund
Net Assets:
Class A	$ 8,668	$ 1,202
Class C	$ 743	$ 367
Class I	$ 25,578	$ 100,256
Class R6	$ —	$ 519
Shares Outstanding (unlimited number of shares authorized, no par value):
Class A	737,659	75,733
Class C	64,090	23,823
Class I	2,207,486	6,255,037
Class R6	—	32,315
Net Asset Value and Redemption Price Per Share:*
Class A	$ 11.75	$ 15.87
Class C	$ 11.59	$ 15.41
Class I	$ 11.59	$ 16.03
Class R6	$ —	$ 16.07
Maximum Offering Price Per Share (NAV/(1-5.50%)):
Class A	$ 12.43	$ 16.79
Maximum Sales Charge - Class A	5.50%	5.50%
(1) Investment in securities at cost	$ 27,900	$ 89,639
(2) Securities sold short proceeds	$ —	$ 25,644

(a)	Amount is less than $500.
*	Net Asset Value and Redemption Price Per Share are calculated using unrounded net assets.
See Notes to Financial Statements

VIRTUS ALTERNATIVE SOLUTIONS  TRUST
STATEMENTS OF OPERATIONS
YEAR ENDED October 31, 2022
($ reported in thousands)
	Duff & Phelps Select MLP and Energy Fund	KAR Long/Short Equity Fund
Investment Income
Dividends	$1,398	$ 1,295
Less: return of capital distributions	(826)	—
Interest	—	119
Securities lending, net of fees	—	— (1)
Foreign taxes withheld	(20)	—
Refund of previously paid foreign taxes	44	—
Total investment income	596	1,414
Expenses
Investment advisory fees	268	1,600
Distribution and service fees, Class A	15	9
Distribution and service fees, Class C	5	4
Administration and accounting fees	37	135
Transfer agent fees and expenses	16	53
Sub-transfer agent fees and expenses, Class A	6	5
Sub-transfer agent fees and expenses, Class C	— (1)	— (1)
Sub-transfer agent fees and expenses, Class I	22	175
Custodian fees	— (1)	1
Printing fees and expenses	12	38
Professional fees	—	45
Interest expense and/or commitment fees	1	2
Registration fees	42	58
Trustees’ fees and expenses	—	7
Miscellaneous expenses	— (1)	15
Total expenses	424	2,147
Dividend expense and interest expense on securities sold short	—	475
Total expenses, including dividend and interest expense on securities sold short	424	2,622
Less net expenses reimbursed and/or waived by investment adviser(2)	(56)	(133)
Less low balance account fees	— (1)	—
Net expenses	368	2,489
Net investment income (loss)	228	(1,075)
Net Realized and Unrealized Gain (Loss) on Investments
Net realized gain (loss) from:
Investments	2,702	6,306
Securities sold short	—	(6,478)
Foreign currency transactions	(1)	(16)
Net change in unrealized appreciation (depreciation) on:
Investments	4,122	(36,447)
Securities sold short	—	11,768
Foreign currency transactions	— (1)	—
Net realized and unrealized gain (loss) on investments	6,823	(24,867)
Net increase (decrease) in net assets resulting from operations	$7,051	$(25,942)

(1)	Amount is less than $500.
(2)	See Note 3D in Notes to Financial Statements.
See Notes to Financial Statements

VIRTUS ALTERNATIVE SOLUTIONS  TRUST
STATEMENTS OF CHANGES IN NET ASSETS
($ reported in thousands)
	Duff & Phelps Select MLP and Energy Fund		KAR Long/Short Equity Fund
	Year Ended October 31, 2022	Year Ended October 31, 2021	Year Ended October 31, 2022	Year Ended October 31, 2021
Increase (Decrease) in Net Assets Resulting from Operations
Net investment income (loss)	$ 228	$ 32	$ (1,075)	$ (1,864)
Net realized gain (loss)	2,701	586	(188)	687
Net change in unrealized appreciation (depreciation)	4,122	4,520	(24,679)	21,419
Increase (decrease) in net assets resulting from operations	7,051	5,138	(25,942)	20,242
Dividends and Distributions to Shareholders
Net Investment Income and Net Realized Gains:
Class A	—	(14)	(23)	(24)
Class C	—	(2)	(2)	(5)
Class I	—	(155)	(564)	(1,030)
Class R6	—	—	(1)	(1)
Return of Capital:
Class A	(264)	(38)	—	—
Class C	(15)	(5)	—	—
Class I	(732)	(434)	—	—
Total dividends and distributions to shareholders	(1,011)	(648)	(590)	(1,060)
Change in Net Assets from Capital Transactions (See Note 5):
Class A	5,824	1,419	(3,447)	3,900
Class C	325	135	(12)	(114)
Class I	(2,092)	14,088	(28,075)	25,344
Class R6	—	—	229	204
Increase (decrease) in net assets from capital transactions	4,057	15,642	(31,305)	29,334
Net increase (decrease) in net assets	10,097	20,132	(57,837)	48,516
Net Assets
Beginning of period	24,892	4,760	160,181	111,665
End of Period	$ 34,989	$ 24,892	$ 102,344	$ 160,181
See Notes to Financial Statements

VIRTUS ALTERNATIVE SOLUTIONS TRUST
FINANCIAL HIGHLIGHTS
SELECTED PER SHARE DATA AND RATIOS FOR A SHARE OUTSTANDING
THROUGHOUT EACH PERIOD
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total from Investment Operations	Dividends from Net Investment Income	Return of Capital	Distributions from Net Realized Gains	Total Distributions	Change in Net Asset Value	Net Asset Value, End of Period	Total Return(2)(3)	Net Assets, End of Period (in thousands)	Ratio of Net Expenses to Average Net Assets (including dividend and interest expense on securities sold short)(4)	Ratio of Gross Expenses to Average Net Assets(4)	Ratio of Net Investment Income (Loss) to Average Net Assets(4)	Portfolio Turnover Rate(2)

Duff & Phelps Select MLP and Energy Fund
Class A
11/1/21 to 10/31/22	$ 9.37	0.04	2.69	2.73	—	(0.35)	—	(0.35)	2.38	$11.75	29.24%	$ 8,668	1.42% (5)	1.60%	0.34%	43%
11/1/20 to 10/31/21	5.19	(0.01)	4.49	4.48	(0.08)	(0.22)	—	(0.30)	4.18	9.37	86.75	2,117	1.40	2.02	(0.14)	49
11/1/19 to 10/31/20	8.09	0.06	(2.65)	(2.59)	—	(0.31)	—	(0.31)	(2.90)	5.19	(32.15)	317	1.40	3.11	0.95	41
11/1/18 to 10/31/19	9.26	0.14	(0.82)	(0.68)	(0.12)	(0.37)	—	(0.49)	(1.17)	8.09	(7.22)	447	1.40	2.59	1.56	82
11/1/17 to 10/31/18	9.39	0.02	0.07	0.09	(0.17)	(0.05)	—	(0.22)	(0.13)	9.26	0.79	321	1.45 (6)	2.87	0.21	29
Class C
11/1/21 to 10/31/22	$ 9.25	(0.02)	2.62	2.60	—	(0.26)	—	(0.26)	2.34	$11.59	28.17%	$ 743	2.16% (5)	2.32%	(0.16) %	43%
11/1/20 to 10/31/21	5.12	(0.07)	4.45	4.38	(0.07)	(0.18)	—	(0.25)	4.13	9.25	85.81	297	2.15	2.77	(0.83)	49
11/1/19 to 10/31/20	8.01	0.02	(2.64)	(2.62)	—	(0.27)	—	(0.27)	(2.89)	5.12	(32.76)	79	2.15	3.85	0.28	41
11/1/18 to 10/31/19	9.20	(0.03)	(0.70)	(0.73)	(0.09)	(0.37)	—	(0.46)	(1.19)	8.01	(7.84)	126	2.16	3.36	(0.32)	82
11/1/17 to 10/31/18	9.36	(0.05)	0.05	—	(0.11)	(0.05)	—	(0.16)	(0.16)	9.20	(0.13)	143	2.21 (6)	3.61	(0.55)	29
Class I
11/1/21 to 10/31/22	$ 9.22	0.09	2.62	2.71	—	(0.34)	—	(0.34)	2.37	$11.59	29.48%	$ 25,578	1.17% (5)	1.36%	0.90%	43%
11/1/20 to 10/31/21	5.10	0.02	4.42	4.44	(0.08)	(0.24)	—	(0.32)	4.12	9.22	87.52	22,478	1.15	1.78	0.28	49
11/1/19 to 10/31/20	7.99	0.08	(2.63)	(2.55)	—	(0.34)	—	(0.34)	(2.89)	5.10	(32.03)	4,364	1.15	2.79	1.30	41
11/1/18 to 10/31/19	9.25	0.05	(0.70)	(0.65)	(0.24)	(0.37)	—	(0.61)	(1.26)	7.99	(6.98)	4,255	1.16	2.31	0.62	82
11/1/17 to 10/31/18	9.40	0.04	0.07	0.11	(0.21)	(0.05)	—	(0.26)	(0.15)	9.25	0.99	4,989	1.21 (6)	2.56	0.45	29

KAR Long/Short Equity Fund
Class A
11/1/21 to 10/31/22	$18.99	(0.20)	(2.85)	(3.05)	—	—	(0.07)	(0.07)	(3.12)	$15.87	(16.18) %	$ 1,202	2.19% (5)(7)	2.31%	(1.16) %	26%
11/1/20 to 10/31/21	16.44	(0.29)	2.98	2.69	—	—	(0.14)	(0.14)	2.55	18.99	16.47	5,578	2.23 (7)	2.31	(1.59)	19
11/1/19 to 10/31/20	12.69	(0.20)	4.00	3.80	—	—	(0.05)	(0.05)	3.75	16.44	30.01	1,210	2.32 (7)	2.51	(1.34)	33
12/6/18 (8) to 10/31/19	10.00	(0.11)	2.80	2.69	—	—	—	—	2.69	12.69	26.90	134	2.40 (7)	4.26	(1.03)	56
Class C
11/1/21 to 10/31/22	$18.59	(0.30)	(2.81)	(3.11)	—	—	(0.07)	(0.07)	(3.18)	$15.41	(16.80) %	$ 367	2.93% (5)(7)	2.96%	(1.82) %	26%
11/1/20 to 10/31/21	16.21	(0.40)	2.92	2.52	—	—	(0.14)	(0.14)	2.38	18.59	15.65	456	3.00 (7)	3.01	(2.29)	19
11/1/19 to 10/31/20	12.61	(0.28)	3.93	3.65	—	—	(0.05)	(0.05)	3.60	16.21	29.01	504	3.09 (7)	3.28	(2.02)	33
12/6/18 (8) to 10/31/19	10.00	(0.18)	2.79	2.61	—	—	—	—	2.61	12.61	26.10	138	3.15 (7)	5.02	(1.78)	56
Class I
11/1/21 to 10/31/22	$19.14	(0.14)	(2.90)	(3.04)	—	—	(0.07)	(0.07)	(3.11)	$16.03	(15.95) %	$100,256	1.94% (5)(7)	2.04%	(0.83) %	26%
11/1/20 to 10/31/21	16.53	(0.24)	2.99	2.75	—	—	(0.14)	(0.14)	2.61	19.14	16.75	153,771	1.98 (7)	2.07	(1.31)	19
11/1/19 to 10/31/20	12.72	(0.15)	4.01	3.86	—	—	(0.05)	(0.05)	3.81	16.53	30.41	109,819	2.07 (7)	2.30	(1.05)	33
12/6/18 (8) to 10/31/19	10.00	(0.10)	2.82	2.72	—	—	—	—	2.72	12.72	27.20	17,813	2.04 (7)	3.99	(0.94)	56
Class R6
11/1/21 to 10/31/22	$19.17	(0.12)	(2.91)	(3.03)	—	—	(0.07)	(0.07)	(3.10)	$16.07	(15.87) %	$ 519	1.85% (5)(7)	1.88%	(0.72) %	26%
11/1/20 to 10/31/21	16.54	(0.24)	3.01	2.77	—	—	(0.14)	(0.14)	2.63	19.17	16.86	376	1.90 (7)	1.92	(1.30)	19
11/1/19 to 10/31/20	12.73	(0.13)	3.99	3.86	—	—	(0.05)	(0.05)	3.81	16.54	30.39	132	2.07 (7)	2.24	(0.95)	33
12/6/18 (8) to 10/31/19	10.00	(0.07)	2.80	2.73	—	—	—	—	2.73	12.73	27.30	3,437	2.08 (7)	4.00	(0.71)	56

Footnote Legend:
(1)	Calculated using average shares outstanding.
(2)	Not annualized for periods less than one year.
(3)	Sales charges, where applicable, are not reflected in the total return calculation.
(4)	Annualized for periods less than one year.
(5)	Net expense ratio includes extraordinary proxy expenses.
See Notes to Financial Statements

VIRTUS ALTERNATIVE SOLUTIONS TRUST
FINANCIAL HIGHLIGHTS (Continued)
SELECTED PER SHARE DATA AND RATIOS FOR A SHARE OUTSTANDING
THROUGHOUT EACH PERIOD
(6)	Due to a change in expense cap, the ratio shown is a blended expense ratio.
(7)	The ratio of net expenses to average net assets excluding dividend and interest expense on securities sold short for the KAR Long/Short Equity Fund for Class A are 1.81%, 1.80%, 1.80% and 1.80%, for Class C is 2.56%, 2.55%, 2.55% and 2.55%, for Class I is 1.56%, 1.55%, 1.55% and 1.55% and for Class R6 is 1.50%, 1.48%, 1.48% and 1.48% for the years ended October 31, 2022, October 31, 2021, October 31, 2020 and the period ended October 31, 2019, respectively.
(8)	Inception date.
See Notes to Financial Statements

VIRTUS ALTERNATIVE SOLUTIONS  TRUST
NOTES TO FINANCIAL STATEMENTS
October 31, 2022
Note 1. Organization
Virtus Alternative Solutions Trust (the “Trust”) is organized as a Delaware statutory trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.
As of the date of this report, the Trust is comprised of two funds (each a “Fund” or collectively, the “Funds”), each reported in this annual report. Each Fund’s investment objective is outlined in its respective Fund Summary page. There is no guarantee that a Fund will achieve its objective(s).
All of the Funds offer Class A shares, Class C shares and Class I shares. The KAR Long/Short Equity Fund also offer Class R6 shares.
Class A shares of the Funds are sold with a front-end sales charge of up to 5.50% with some exceptions. Generally, Class A shares are not subject to any charges by the Funds when redeemed; however, a 1% contingent deferred sales charge (“CDSC”) may be imposed on certain redemptions made within a certain period following purchases on which a finder’s fee has been paid. The period for which such CDSC applies for the Funds is 18 months. The CDSC period begins on the last day of the month preceding the month in which the purchase was made.
Class C shares are generally sold with a 1% CDSC, applicable if redeemed within one year of purchase. Class C shares and any reinvested dividends and other distributions paid on such shares, will be automatically converted to Class A shares of the same Fund following a required holding period, which as of March 1, 2021, was eight years. Effective January 1, 2019 to February 28, 2021, with certain exceptions, Class C shares and any reinvested dividends and other distributions paid on such shares, were automatically converted to Class A shares of the same Fund ten years after the purchase date. If an investor intends to purchase greater than $999,999 of Class C shares, and the purchase would qualify for Class A shares with no load, then the purchase will automatically be made into a purchase of Class A shares, thus reducing expenses. Class I shares and Class R6 shares are sold without a front-end sales charge or CDSC.
Class R6 shares are offered without a minimum initial investment to the following investors in plan level or omnibus accounts only (provided that they do not require or receive any compensation, administrative payments, sub-transfer agency payments or service payments with respect to Class R6 shares): (i) qualified retirement plans, including, but not limited to, 401(k) plans, 457 plans, employer-sponsored 403(b) plans, and defined benefit plans; (ii) banks and trust companies; (iii) insurance companies; (iv) financial intermediaries utilizing such shares in fee-based investment advisory programs; (v) registered investment companies; and (vi) non-qualified deferred compensation plans. Other institutional investors may be permitted to purchase Class R6 shares subject to the applicable Fund’s determination of eligibility and may be subject to a $2,500,000 minimum initial investment requirement. In addition, without a minimum initial investment requirement, Class R6 shares are available to any Trustee of the Virtus Funds and trustees/directors of affiliated open- and closed-end funds, directors, officers and employees of Virtus and its affiliates, and a spouse or domestic partner, child or minor grandchild of any such qualifying individual (in each case either individually or jointly with other investors), provided in each case that those shares are held directly with the Transfer Agent or in an eligible account. Class R6 shares do not carry sales commissions or pay Rule 12b-1 fees. No compensation, administrative payments, sub-transfer agency payments or service payments are paid to brokers or other entities from Fund assets or the Funds’ distributor’s or an affiliate’s resources on sales of or investments in Class R6 shares.
The Funds may impose an annual fee on accounts having balances of less than $2,500. The small account fee may be waived in certain circumstances, as disclosed in the prospectus and/or statement of additional information. The fees collected will be used to offset certain expenses of the Funds. These fees are reflected as “Less low balance account fees” in each Fund’s Statement of Operations for the period, as applicable.
Each class of shares has identical voting, dividend, liquidation and other rights and the same terms and conditions, except that each class bears any expenses attributable specifically to that class (“class-specific expenses”) and has exclusive voting rights with respect to any Rule 12b-1 and/or shareholder service plan (“12b-1 Plan”) approved by the Board. Class I shares and Class R6 shares are not subject to a 12b-1 Plan. Class-specific expenses may include shareholder servicing fees, sub-transfer agency fees, and fees under a 12b-1 Plan, as well as certain other expenses as designated by the Funds’ Treasurer and approved by the Board. Investment income, common operating expenses and realized and unrealized gains and losses of each Fund are borne pro-rata by the holders of each class of shares.
Note 2. Significant Accounting Policies
The Trust is an investment company that follows the accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 Financial Services – Investment Companies. The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of their financial statements. The preparation of financial statements in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates and those differences could be significant.
A.	Security Valuation
Each Fund utilizes a fair value hierarchy which prioritizes the inputs to valuation techniques used to measure fair value into three broad levels. The Funds’ policy is to recognize transfers into or out of Level 3 at the end of the reporting period.
• Level 1 – quoted prices in active markets for identical securities (security types generally include listed equities).
     •    Level 2 – prices determined using other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
     •    Level 3 – prices determined using significant unobservable inputs (including the Valuation Committee’s own assumptions in determining the fair value of investments).

VIRTUS ALTERNATIVE SOLUTIONS  TRUST
NOTES TO FINANCIAL STATEMENTS (Continued)
October 31, 2022
A description of the valuation techniques applied to a Fund’s major categories of assets and liabilities measured at fair value on a recurring basis is as follows:
Equity securities are valued at the official closing price (typically last sale) on the exchange on which the securities are primarily traded or, if no closing price is available, at the last bid price and are categorized as Level 1 in the hierarchy. Illiquid, restricted equity securities and illiquid private placements are internally fair valued by the Valuation Committee, and are generally categorized as Level 3 in the hierarchy.
Certain non-U.S. securities may be fair valued in cases where closing prices are not readily available or are deemed not reflective of readily available market prices. For example, significant events (such as movement in the U.S. securities market, or other regional and local developments) may occur between the time that non-U.S. markets close (where the security is principally traded) and the time that a Fund calculates its net asset value (“NAV”) at the close of regular trading on the New York Stock Exchange (“NYSE”) (generally 4 p.m. Eastern time) that may impact the value of securities traded in these non-U.S. markets. In such cases, the Funds fair value non-U.S. securities using an independent pricing service which considers the correlation of the trading patterns of the non-U.S. security to the intraday trading in the U.S. markets for investments such as ADRs, financial futures, ETFs, and certain indexes, as well as prices for similar securities. Such fair valuations are categorized as Level 2 in the hierarchy. Because the frequency of significant events is not predictable, fair valuation of certain non-U.S. common stocks may occur on a frequent basis.
Investments in open-end mutual funds are valued at NAV. Investments in closed-end funds and ETFs are valued as of the close of regular trading on the NYSE each business day. Each is categorized as Level 1 in the hierarchy.
A summary of the inputs used to value a Fund’s net assets by each major security type is disclosed at the end of the Schedule of Investments for each Fund. The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.
B.	Security Transactions and Investment Income
Security transactions are recorded on the trade date. Realized gains and losses from the sale of securities are determined on the identified cost basis. Dividend income and capital gain distributions are recognized on the ex-dividend date or, in the case of certain foreign securities, as soon as a Fund is notified. Interest income is recorded on the accrual basis. Each Fund amortizes premiums and accretes discounts using the effective interest method. Any distributions from underlying funds are recorded in accordance with the character of the distributions as designated by the underlying funds.
Dividend income from REIT and MLP investments is recorded using management’s estimate of the percentage of income included in distributions received from such investments based on historical information and other industry sources. The return of capital portion of the estimate is a reduction to investment income and a reduction in the cost basis of each investment which increases net realized gain (loss) and net change in unrealized appreciation (depreciation). If the return of capital distributions exceed their cost basis, the distributions are treated as realized gains. The Duff & Phelps Select MLP and Energy Fund invests in MLPs that make distributions that are primarily attributable to return of capital. The actual amounts of income, return of capital, and capital gains are only determined by each REIT and MLP after its fiscal year-end, and may differ from the estimated amounts.
C.	Income Taxes
Each Fund is treated as a separate taxable entity. It is the intention of each Fund to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”) and to distribute substantially all of its taxable income to its shareholders. Therefore, no provision for federal income taxes or excise taxes has been made.
The Funds may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. Each Fund will accrue such taxes and recoveries as applicable based upon current interpretations of the tax rules and regulations that exist in the markets in which it invests.
Management of the Funds has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. Each Fund’s U.S. federal income tax return is generally subject to examination by the Internal Revenue Service for a period of three years after it is filed. State, local and/or non-U.S. tax returns and/or other filings may be subject to examination for different periods, depending upon the tax rules of each applicable jurisdiction.
D.	Distributions to Shareholders
Distributions are recorded by each Fund on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations which may differ from U.S. GAAP.
E.	Expenses
Expenses incurred together by a Fund and other affiliated mutual funds are allocated in proportion to the net assets of each such fund, except where allocation of direct expenses to each Fund and other fund, or an alternative allocation method can be more appropriately used.
In addition to the net annual operating expenses that a Fund bears directly, the shareholders of a Fund indirectly bear the pro-rata expenses of any underlying mutual funds in which the Fund invests.
F.	Foreign Currency Transactions
Non-U.S. investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the foreign currency exchange rate effective at the end of the reporting period. Cost of investments is translated at the currency exchange rate effective at the trade date. The gain or loss resulting from a change in currency exchange rates between the trade and settlement date of a portfolio transaction is treated as a gain or loss on foreign currency. Likewise, the gain or loss resulting from a change in currency exchange rates between

VIRTUS ALTERNATIVE SOLUTIONS  TRUST
NOTES TO FINANCIAL STATEMENTS (Continued)
October 31, 2022
the date income is accrued and the date it is paid is treated as a gain or loss on foreign currency. The Funds do not isolate that portion of the results of operations arising from changes in foreign exchange rates on investments from the fluctuations arising from changes in the market prices of securities held and such fluctuations are included with the net realized and unrealized gain or loss on investments.
G.	Short Sales
Each Fund may sell securities short. A short sale is a transaction in which a Fund sells a security it does not own in anticipation of a decline in market price. To sell a security short, a Fund must borrow the security. The Fund’s obligation to replace the security borrowed and sold short will be fully collateralized at all times by the proceeds from the short sale retained by the broker and by cash and securities deposited in a segregated account with the Fund’s custodian. If the price of the security sold short increases between the time of the short sale and the time the Fund replaces the borrowed security, the Fund will realize a loss, and if the price declines during the period, the Fund will realize a gain. Any realized gain will be decreased, and any realized loss increased, by the amount of transaction costs. On ex-dividend date, dividends on short sales are recorded as an expense to the Fund.
In addition, in accordance with the terms of its prime brokerage agreement, KAR Long/Short Equity Fund may receive rebate income or be charged a fee on borrowed securities. Such income or fee is calculated on a daily basis based upon the market value of each borrowed security and a variable rate that is dependent upon the availability of such security. The dividends on short sales and rebate income/fees are recorded under “Dividend expense and interest expense on securities sold short” on the Statement of Operations.
H.	Securities Lending
The Funds may loan securities to qualified brokers through a securities lending agency agreement with The Bank of New York Mellon (“BNYM”). Under the securities lending policy, when lending securities a Fund is required to maintain collateral with a market value not less than 100% of the market value of loaned securities. Collateral is adjusted daily in connection with changes in the market value of securities on loan bringing the collateral market value in line with the required percent. Due to timing of collateral adjustments, the market value of collateral held with respect to a loaned security, may be more or less than the value of the security on loan.
Collateral may consist of cash and securities issued by the U.S. Government or its agencies. Cash collateral is invested in a short-term money market fund. Dividends earned on the collateral and premiums paid by the broker are recorded as income by the Fund net of fees and rebates charged/paid by BNYM for its services as securities lending agent and in connection with this securities lending program. Lending portfolio securities involves a risk of delay in the recovery of the loaned securities or in the declining value of the collateral.
Securities lending transactions are entered into by each Fund under a Master Securities Lending Agreement (“MSLA”) which permits the Fund, under certain circumstances including an event of default (such as bankruptcy or insolvency), to offset amounts payable by the Fund to the same counterparty against amounts to be received and create one single net payment due to or from the Fund.
At October 31, 2022, the Funds had no securities on loan.
Note 3. Investment Advisory Fees and Related Party Transactions
($ reported in thousands)
A.	Investment Adviser
Virtus Alternative Investment Advisers, Inc. (“VAIA” or the “Adviser”), an indirect, wholly-owned subsidiary of Virtus Investment Partners, Inc. (“Virtus”), is the investment adviser to the Funds. The Adviser manages the Funds’ investment programs and general operations of the Funds, including oversight of the Funds’ subadvisers.
As compensation for its services to the Funds, the Adviser is entitled to a fee, which is calculated daily and paid monthly based upon the following annual rates as a percentage of the average daily net assets of each Fund.

	First $1 Billion	$1+ Billion
Duff & Phelps Select MLP and Energy Fund	0.90%	0.85%
KAR Long/Short Equity Fund	1.25	1.20
B.	Subadvisers
The subadvisers manage the investments of each Fund for which they are paid a fee by the Adviser.
The subadvisers and the Funds they serve as of the end of the period are as follows: Duff & Phelps Investment Management Co. (“Duff & Phelps”), an indirect wholly-owned subsidiary of Virtus, for Duff & Phelps Select MLP and Energy Fund; and Kayne Anderson Rudnick Investment Management, LLC (“KAR”), an indirect wholly-owned subsidiary of Virtus, for KAR Long/Short Equity Fund.
C.	Expense Limitations
The Adviser has contractually agreed to limit Duff & Phelps Select MLP and Energy Fund’s and KAR Long/Short Equity Fund’s annual total operating expenses, subject to certain exclusions, so that such expenses do not exceed, on an annualized basis, the following respective percentages of average daily net assets through June 26, 2023 and February 28, 2023 respectively. Following the contractual period, the Adviser

VIRTUS ALTERNATIVE SOLUTIONS  TRUST
NOTES TO FINANCIAL STATEMENTS (Continued)
October 31, 2022
may discontinue these expense reimbursement arrangements at any time. The waivers and reimbursements are accrued daily and received monthly.

Fund	Class A	Class C	Class I	Class R6
Duff & Phelps Select MLP and Energy Fund	1.40%	2.15%	1.15%	N/A
KAR Long/Short Equity Fund	1.80	2.55	1.55	1.48%
The exclusions include front-end or contingent deferred loads, taxes, leverage and borrowing expenses (such as commitment, amendment and renewal expenses on credit or redemption facilities), interest, brokerage commissions, expenses incurred in connection with any merger or reorganization, unusual or infrequently occurring expenses (such as litigation), acquired fund fees and expenses, and dividend expenses, if any.
D.	Expense Recapture
Under certain conditions, the Adviser may recapture operating expenses reimbursed or fees waived under these arrangements within three years after the date on which such amounts were incurred or waived. A Fund must pay its ordinary operating expenses before the Adviser is entitled to any reimbursement and must remain in compliance with any applicable expense limitations or, if none, the expense limitation in effect at the time of the waiver or reimbursement. All or a portion of the following Adviser reimbursed expenses may be recaptured by the period ending October 31:

	Expiration
Fund	2023	2024	2025	Total
Duff & Phelps Select MLP and Energy Fund
Class A	$ 9	$ 6	$ 13	$ 28
Class C	1	1	1	3
Class I	62	77	62	201
KAR Long/Short Equity Fund
Class A	1	3	4	8
Class C	1	— (1)	— (1)	1
Class I	139	126	129	394
Class R6	5	— (1)	— (1)	5
(1)	Amount is less than $500.
During the period ended October 31, 2022, the Adviser recaptured expenses previously waived for the following Funds:
Fund	Class A	Class C	Class I	Class R6	Total
Duff & Phelps Select MLP and Energy Fund	$ 2	$— (1)	$18	$—	$ 20
KAR Long/Short Equity Fund	—	— (1)	—	— (1)	— (1)
(1)	Amount is less than $500.
E.	Distributor
VP Distributors, LLC (“VP Distributors”), an indirect, wholly-owned subsidiary of Virtus, serves as the distributor of each Fund’s shares. VP Distributors has advised the Funds that for the fiscal year (the “period”) ended October 31, 2022, it retained net commissions of $8 for Class A shares and CDSC of $—(1) and $1 for Class A shares and Class C shares, respectively.
In addition, each Fund pays VP Distributors 12b-1 fees under a 12b-1 Plan as a percentage of the average daily net assets of each respective class at the annual rates of 0.25% for Class A shares and 1.00% for Class C shares. Class I and Class R6 shares are not subject to a 12b-1 Plan.
Under certain circumstances, shares of certain Virtus Mutual Funds may be exchanged for shares of the same class of certain other Virtus Mutual Funds on the basis of the relative NAV per share at the time of the exchange. On exchanges with share classes that carry a CDSC, the CDSC schedule of the original shares purchased continues to apply.
(1) Amount is less than $500.
F.	Administrator and Transfer Agent
Virtus Fund Services, LLC, an indirect, wholly-owned subsidiary of Virtus, serves as the administrator and transfer agent to the Funds.
For the period ended October 31, 2022, the Funds incurred administration fees totaling $146 which are included in the Statements of Operations within the line item “Administration and accounting fees.” The fees are calculated daily and paid monthly.
For the period ended October 31, 2022, the Funds incurred transfer agent fees totaling $66 which are included in the Statements of Operations within the line item “Transfer agent fees and expenses.” The fees are calculated daily and paid monthly.
G.	Trustee Compensation
The Trust provides a deferred compensation plan for its Trustees who receive compensation from the Trust. Under the deferred compensation plan, Trustees may elect to defer all or a portion of their compensation. Amounts deferred are retained by the Trust, and then, to the extent permitted by

VIRTUS ALTERNATIVE SOLUTIONS  TRUST
NOTES TO FINANCIAL STATEMENTS (Continued)
October 31, 2022
the 1940 Act, in turn, may be invested in the shares of affiliated or unaffiliated mutual funds selected by the participating Trustees. Investments in such instruments are included in “Other assets” in the Statements of Assets and Liabilities at October 31, 2022.
Note 4. Purchases and Sales of Securities
($ reported in thousands)
Purchases and sales of securities (excluding U.S. Government and agency securities and short-term securities) during the period ended October 31, 2022, were as follows:
	Purchases	Sales
Duff & Phelps Select MLP and Energy Fund	$15,596	$12,462
KAR Long/Short Equity Fund	38,564	70,118
There  were no purchases or sales of long-term U.S. Government and agency securities during the period ended October 31, 2022.
Note 5. Capital Share Transactions
(reported in thousands)
Transactions in shares of capital stock, during the periods ended as indicated below, were as follows:
	Duff & Phelps Select MLP and Energy Fund				KAR Long/Short Equity Fund
	Year Ended October 31, 2022		Year Ended October 31, 2021		Year Ended October 31, 2022		Year Ended October 31, 2021
	SHARES	AMOUNT	SHARES	AMOUNT	SHARES	AMOUNT	SHARES	AMOUNT
Class A
Shares sold and cross class conversions	1,128	$ 12,244	240	$ 2,035	76	$ 1,393	316	$ 5,616
Reinvestment of distributions	24	261	5	48	1	23	1	24
Shares repurchased and cross class conversions	(640)	(6,681)	(80)	(664)	(295)	(4,863)	(97)	(1,740)
Net Increase / (Decrease)	512	$ 5,824	165	$ 1,419	(218)	$ (3,447)	220	$ 3,900
Class C
Shares sold and cross class conversions	44	$ 454	24	$ 193	1	$ 25	8	$ 134
Reinvestment of distributions	1	12	— (1)	4	— (1)	2	— (1)	4
Shares repurchased and cross class conversions	(13)	(141)	(7)	(62)	(2)	(39)	(14)	(252)
Net Increase / (Decrease)	32	$ 325	17	$ 135	(1)	$ (12)	(6)	$ (114)
Class I
Shares sold and cross class conversions	485	$ 5,152	27	$ 212	1,868	$ 31,484	3,139	$ 56,417
Shares Issued-Merger(2)	—	—	2,835	24,844	—	—	—	—
Reinvestment of distributions	48	546	45	412	29	563	59	1,028
Shares repurchased and cross class conversions	(764)	(7,790)	(1,323)	(11,380)	(3,677)	(60,122)	(1,808)	(32,101)
Net Increase / (Decrease)	(231)	$ (2,092)	1,584	$ 14,088	(1,780)	$ (28,075)	1,390	$ 25,344
Class R6
Shares sold and cross class conversions	—	$ —	—	$ —	20	$ 340	12	$ 204
Reinvestment of distributions	—	—	—	—	— (1)	1	— (1)	— (1)
Shares repurchased and cross class conversions	—	—	—	—	(7)	(112)	—	—
Net Increase / (Decrease)	—	$ —	—	$ —	13	$ 229	12	$ 204
(1)	Amount is less than $500 or 500 shares.
(2)	See Note 12.

VIRTUS ALTERNATIVE SOLUTIONS  TRUST
NOTES TO FINANCIAL STATEMENTS (Continued)
October 31, 2022
Note 6. 10% Shareholders
As of October 31, 2022, each Fund had individual shareholder account(s) and/or omnibus shareholder account(s) (comprised of a group of individual shareholders), which individually amounted to more than 10% of the total shares outstanding of such Fund as detailed below:
	% of Shares Outstanding	Number of Accounts
Duff & Phelps Select MLP and Energy Fund	28%	2 *
KAR Long/Short Equity Fund	91	2
*	Includes affiliated shareholder account(s).
Note 7. Market Risk and Asset Concentration
Local, regional or global events such as war, acts of terrorism, the spread of infectious illness or other public health issue, recessions, or other events could have a significant impact on a Fund and its investments, including hampering the ability of each Fund’s portfolio manager(s) to invest each Fund’s assets as intended.
In countries with limited or developing markets, investments may present greater risks than in more developed markets and the prices of such investments may be volatile. The consequences of political, social or economic changes in these markets may have disruptive effects on the market prices of these investments and the income they generate, as well as a Fund’s ability to repatriate such amounts.
The Funds may invest a high percentage of their assets in specific sectors of the market in the pursuit of their investment objectives. Fluctuations in these sectors of concentration may have a greater impact on a Fund, positive or negative, than if the Fund did not concentrate its investments in such sectors.
At October 31, 2022, the Funds held securities issued by various companies in specific sectors as detailed below:
	Sector	Percentage of Total Investments
Duff & Phelps Select MLP and Energy Fund	Gathering/Processing	29%
KAR Long/Short Equity Fund	Financials	27
KAR Long/Short Equity Fund	Information Technology	35
Note 8.  Indemnifications
Under the Trust’s organizational documents and in separate agreements between each Trustee and the Trust, its Trustees and officers are indemnified against certain liabilities arising out of the performance of their duties to the Trust and its funds. In addition, in the normal course of business, the Trust and the Funds enter into contracts that provide a variety of indemnifications to other parties. The Trust’s and/or the Funds’ maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust or the Funds and that have not occurred. However, neither the Trust nor the Funds have had prior claims or losses pursuant to these arrangements, and they expect the risk of loss to be remote.
Note 9. Restricted Securities
Restricted securities are not registered under the Securities Act of 1933, as amended (the “1933 Act”). Generally, 144A securities are excluded from this category. Each Fund will bear any costs, including those involved in registration under the 1933 Act, in connection with the disposition of such securities.
At October 31, 2022, the Funds did not hold any securities that were restricted.
Note 10. Redemption Facility
($ reported in thousands)
On September 18, 2017, Duff & Phelps Select MLP and Energy Fund and certain other affiliated funds entered into an $150,000 unsecured line of credit (“Credit Agreement”). KAR Long/Short Equity Fund was added to the Credit Agreement in March of 2019. On June 14, 2021, the Credit Agreement was increased to $250,000. This Credit Agreement, as amended, is with a commercial bank that allows the Funds to borrow cash from the bank to manage large unexpected redemptions and trade fails, up to a limit of one-third or one-fifth, as applicable, of each Fund’s total net assets in accordance with the terms of the agreement. This Credit Agreement has a term of 364 days and has been renewed for a period up to March 9, 2023. Interest is charged at the higher of the LIBOR or the Federal Funds rate plus an additional percentage rate on the amount borrowed. Commitment fees are charged on the undrawn balance. Total commitment fees paid for the period ended October 31, 2022, are included in the “Interest expense and/or commitment fees” line on the Statements of Operations. The Funds and other affiliated funds that are parties are individually, and not jointly, liable for their particular advances, if any, under the Credit Agreement. The lending bank has the ability to require repayment of outstanding borrowings under this credit agreement upon certain circumstances such as an event of default.
Each Fund had an outstanding loan during the period. The borrowings were valued at cost, which approximates fair value.

VIRTUS ALTERNATIVE SOLUTIONS  TRUST
NOTES TO FINANCIAL STATEMENTS (Continued)
October 31, 2022
Fund	Interest Incurred on Borrowing	Average Dollar Amount of Borrowing	Weighted Average Interest Rate on Borrowing	Days Loan was Open
Duff & Phelps Select MLP and Energy Fund	$1	$1,278	2.41%	9
KAR Long/Short Equity Fund	1	4,475	1.15	4
Note 11. Federal Income Tax Information
($ reported in thousands)
At October 31, 2022, the approximate aggregate cost basis and the unrealized appreciation (depreciation) of investments and other financial instruments for federal income tax purposes were as follows:
Fund	Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)
Duff & Phelps Select MLP and Energy Fund	$ 27,494	$ 7,979	$ (694)	$ 7,285
KAR Long/Short Equity Fund	94,186	21,832	(13,656)	8,176
KAR Long/Short Equity Fund (Short Sales)	(25,644)	5,369	(1,447)	3,922
Duff & Phelps Select MLP and Energy Fund has capital-loss carryforwards available to offset future realized capital gains, if any, to the extent permitted by the Code. Net capital losses are carried forward without expiration and generally retain their short-term and/or long-term tax character, as applicable. The capital loss carryforwards acquired in the reorganization of Duff & Phelps Select MLP and Midstream Energy Fund Inc. into the Duff & Phelps Select MLP and Energy Fund on June 25, 2021 (See Note 12) are subject to expiration. For the period ended October 31, 2022, the Fund’s capital loss carryovers were as follows:
Fund	Short-Term	Long-Term
Duff & Phelps Select MLP and Energy Fund
Expires 10/31/2023	$ 15,978	$—
Expires 10/31/2024	91,225	—
Total	107,203	—
The components of distributable earnings on a tax basis and certain tax attributes for the Funds consist of the following:
	Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Late Year Ordinary Losses Deferred	Capital Loss Deferred
Duff & Phelps Select MLP and Energy Fund	$—	$ —	$ 115	$ 107,203
KAR Long/Short Equity Fund	—	4,363	853	—
The differences between the book and tax basis components of distributable earnings relate principally to the timing of recognition of income and gains for federal income tax purposes. Short-term gain distributions, if any, are reported as ordinary income for federal tax purposes. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes.
The tax character of dividends and distributions paid during the periods ended October 31, 2022 and 2021, was as follows:
	Ordinary Income	Long-Term Capital Gains	Return of Capital	Total
Duff & Phelps Select MLP and Energy Fund
10/31/22	$ —	$ —	$ 1,011	$1,011
10/31/21	171	—	477	648
KAR Long/Short Equity Fund
10/31/22	—	590	—	590
10/31/21	954	106	—	1,060
Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. Permanent reclassifications can arise from differing treatment of certain income and gain transactions and nondeductible current year net operating losses. These adjustments have no impact on net assets or net asset value per share of the Funds. Temporary differences that arise from recognizing certain items of income, expense, gain or loss in different periods for financial statement and tax purposes will likely reverse at some time in the future.

VIRTUS ALTERNATIVE SOLUTIONS  TRUST
NOTES TO FINANCIAL STATEMENTS (Continued)
October 31, 2022
Note 12. Reorganization
($ reported in thousands)
On February 1, 2021, the Board of Trustees of the Trust approved an Agreement and Plan of Reorganization (the “Plan”) with respect to Duff & Phelps Select MLP and Midstream Energy Fund Inc. (the “Merged Fund”) and Duff & Phelps Select MLP and Energy Fund (the “Acquiring Fund”), a series of the Trust, which provided for the transfer of all of the assets of the Merged Fund for shares of the Acquiring Fund and the assumption of the liabilities of the Merged Fund. The purpose of the transaction was to address a significant decrease in the assets of the Merged Fund in a way that would allow shareholders of both funds to own shares of a larger combined fund and allow shareholders of the Merged Fund to own shares of a fund with a similar investment objective and style as, and potentially lower expenses than, the Merged Fund. The reorganization was accomplished by a tax-free exchange of shares on June 25, 2021. The Merged Fund’s investments were transferred at fair market value to the Acquiring Fund on the merger date.
The share transactions associated with the merger are as follows:
Merged Fund	Shares Outstanding	Acquiring Fund	Shares Converted		Merged Fund Net Asset Value of Converted Shares
Duff & Phelps Select MLP and Midstream Energy Fund Inc.	2,623,355	Duff & Phelps Select MLP and Energy Fund	Class I	2,834,705	$24,844
The net assets before the acquisition were as follows:
Merged Fund	Net Assets	Acquiring Fund	Net Assets
Duff & Phelps Select MLP and Midstream Energy Fund Inc.	$24,844	Duff & Phelps Select MLP and Energy Fund	$9,617
The net assets of the Acquiring Fund immediately following the acquisition were $34,461.
Assuming the acquisition had been completed on November 1, 2020 the Duff & Phelps Select MLP and Energy Fund’s pro-forma results of operations for the period ended October 31, 2021, would have been as follows:
Net investment income (loss)	$(1,023)(a)
Net realized and unrealized gain (loss) on investments	15,555 (b)
Net increase (decrease) in net assets resulting from operations	$ 14,532
(a) $32, as reported in the prior Statements of Changes in Net Assets, plus $(1,055) Net investment income from Duff & Phelps Select MLP and Midstream Energy Fund Inc. pre-merger.
(b) $5,106, as reported in the prior Statements of Changes in Net Assets, plus $10,449 Net realized and unrealized gain (loss) on investments from Duff & Phelps Select MLP and Midstream Energy Fund Inc. pre-merger.
Because the Merged Fund and Acquiring Fund have been managed as an integrated single fund since the completion date, it is not feasible to separate the income/(losses) and gains/(losses) of the Merged Fund that have been included in the Acquiring Fund’s Statements of Changes in Net Assets since June 25, 2021.
Note 13. Regulatory Matters and Litigation
From time to time, the Trust, the Funds, the Adviser and/or the subadvisers and/or their affiliates may be involved in litigation and arbitration as well as examinations and investigations by various regulatory bodies, including the SEC, involving compliance with, among other things, securities laws, client investment guidelines, laws governing the activities of broker-dealers and other laws and regulations affecting their activities. At this time, the Adviser believes that the outcomes of such matters are not likely, either individually or in aggregate, to be material to these financial statements.
Note 14. Subsequent Events
Management has evaluated the impact of all subsequent events on the Funds through the date the financial statements were available for issuance, and has determined that there are no subsequent events requiring recognition or disclosure in these financial statements.

Report of Independent Registered Public Accounting Firm
To the Board of Trustees of Virtus Alternative Solutions Trust and Shareholders of Virtus Duff & Phelps Select MLP and Energy Fund and Virtus KAR Long/Short Equity Fund
Opinions on the Financial Statements
We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of Virtus Duff & Phelps Select MLP and Energy Fund and Virtus KAR Long/Short Equity Fund (constituting Virtus Alternative Solutions Trust, hereafter collectively referred to as the “Funds”) as of October 31, 2022, the related statements of operations for the year ended October 31, 2022, the statements of changes in net assets for each of the two years in the period ended October 31, 2022, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of October 31, 2022, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period ended October 31, 2022 and each of the financial highlights for each of the periods indicated therein, in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinions
These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of October 31, 2022 by correspondence with the custodian, transfer agent, and broker. We believe that our audits provide a reasonable basis for our opinions.
/s/ PricewaterhouseCoopers LLP
Philadelphia, Pennsylvania
December 22, 2022
We have served as the Virtus Mutual Funds’ auditor since at least 1977. We have not been able to determine the specific year we began serving as auditor.

VIRTUS ALTERNATIVE SOLUTIONS  TRUST
TAX INFORMATION NOTICE (Unaudited)
October 31, 2022
The following information ($ reported in thousands) is being provided in order to meet reporting requirements set forth by the Code and/or to meet state specific requirements. In early 2023, the Funds will notify applicable shareholders of amounts for use in preparing 2022 U.S. federal income tax forms. Shareholders should consult their tax advisors.
With respect to distributions paid during the fiscal year ended October 31, 2022, the Funds designate the following amounts (or, if subsequently determined to be different, the maximum amount allowable):
Long-Term Capital Gain Distributions ($)
KAR Long/Short Equity Fund	$ 4,372

RESULTS OF SHAREHOLDER MEETING
VIRTUS ALTERNATIVE SOLUTIONS TRUST
JUNE 28, 2022
(Unaudited)
At a special meeting of shareholders of Virtus Alternative Solutions Trust (the “Trust”), held on June 28, 2022, shareholders voted on a proposal to elect seven Trustees to serve on the Board of Trustees until their successors have been duly elected and qualified or until their earlier death, resignation, retirement or removal. Following are the results of that vote:
Nominee	Votes For	Votes Withheld
Sarah E. Cogan	108,108,611.06	895,102.03
Deborah A. DeCotis	108,108,611.06	895,102.03
F. Ford Drummond	108,137,164.32	866,548.77
Sidney E. Harris	107,982,982.61	1,020,730.48
Connie D. McDaniel	108,108,611.06	895,102.03
R. Keith Walton	108,137,164.32	866,548.77
Brian T. Zino	108,100,104.91	903,608.18
Shareholders of the Trust voted to elect each of the individuals listed above as Trustees of the Trust.
In addition, at the same special meeting, shareholders of Virtus KAR Long/Short Equity Fund (the “Fund”) voted on a proposal to permit Virtus Alternative Investment Advisers, Inc., to hire, terminate and replace subadvisers for the Fund or to modify subadvisory agreements for the Fund without shareholder approval, and to permit the Fund to disclose advisory and subadvisory fee information in an aggregated manner. Following are the results of that vote:
Fund	Votes For	Votes Against	Abstain
Virtus KAR Long/Short Equity Fund	$79,668,580.95 or 71.589% of Fund	$95,138.45 or 0.085% of Fund	$105,740.58 or 0.095% of Fund
Shareholders of the Fund voted to approve the above proposal.

STATEMENT REGARDING LIQUIDITY RISK MANAGEMENT PROGRAM (UNAUDITED)
Pursuant to Rule 22e-4 under the 1940 Act, the Funds have adopted a liquidity risk management program (the “Program”) to govern the Funds’ approach to managing liquidity risk, which is the risk that a Fund would not be able to meet redemption requests without significant dilution of remaining investors’ interests in the Fund. The Program is overseen by the Adviser as the Funds’ Liquidity Risk Management Program Administrator (the “Program Administrator”), and the Program’s principal objectives include assessing, managing and periodically reviewing each Fund’s liquidity risk, based on factors specific to the circumstances of the Funds. Assessment and management of a Fund’s liquidity risk under the Program take into consideration certain factors, such as the Fund’s investment strategy and the liquidity of its portfolio investments during normal and reasonably foreseeable stressed conditions, its short- and long-term cash-flow projections during both normal and reasonably foreseeable stressed conditions, and its cash and cash-equivalent holdings and access to other funding sources. As required by the rule, the Program includes policies and procedures for classification of Fund portfolio holdings in four liquidity categories, maintaining certain levels of highly liquid investments, and limiting holdings of illiquid investments.
At a meeting of the Board held on May 23-25, 2022, the Board received a report from the Program Administrator addressing the operation and management of the Program for calendar year 2021 (the “Review Period”). The Program Administrator’s report noted that for the Review Period, the Program Administrator believed that the Program was implemented and operated effectively in all material respects and that existing procedures, controls and safeguards were appropriately designed to enable the Program Administrator to administer the Program in compliance with Rule 22e-4. The Program Administrator’s report noted that during the Review Period, there were no events that created liquidity related concerns for the Funds. The Program Administrator’s report further noted that while changes to the Program had been made during the Review Period and reported to the Board, no material changes were made to the Program as a result of the Program Administrator’s annual review.
There can be no assurance that the Program will achieve its objectives in the future. Please refer to a Fund’s prospectus for more information regarding the Fund’s exposure to liquidity risk and other principal risks to which an investment in that Fund may be subject.

FUND MANAGEMENT TABLES (Unaudited)
Information pertaining to the Trustees and officers of the Trust as of the date of issuance of this report, is set forth below. The statement of additional information (SAI) includes additional information about the Trustees and is available without charge, upon request, by calling (800) 243-4361.
The address of each individual, unless otherwise noted, is c/o Virtus Alternative Solutions Trust, One Financial Plaza, Hartford, CT 06103. There is no stated term of office for Trustees or officers of the Trust.
Independent Trustees
Name, Year of Birth, Length of Time Served and Number of Portfolios in Fund Complex Overseen by Trustee	Principal Occupation(s) During Past 5 Years	Other Directorships Held by Trustee During Past 5 Years
Burke, Donald C. YOB: 1960 Served Since: 2016 103 Portfolios	Private investor (since 2009). Formerly, President and Chief Executive Officer, BlackRock U.S. Funds (2007 to 2009); Managing Director, BlackRock, Inc. (2006 to 2009); and Managing Director, Merrill Lynch Investment Managers (1990 to 2006).	Trustee (since 2022), Virtus Stone Harbor Emerging Markets Income Fund and Virtus Stone Harbor Emerging Markets Total Income Fund; Trustee (since 2021), The Merger Fund® ,The Merger Fund® VL, Virtus Event Opportunities Trust (2 portfolios), Virtus Investment Trust (13 portfolios) and Virtus Strategy Trust (11 portfolios); Director (2020 to 2021), Duff & Phelps Select MLP and Midstream Energy Fund Inc.; Director (since 2020), Virtus Total Return Fund Inc.; Trustee (since 2020), Virtus Global Multi-Sector Income Fund; Trustee (since 2016), Virtus Mutual Fund Family (61 portfolios), Virtus Variable Insurance Trust (8 portfolios) and Virtus Alternative Solutions Trust (2 portfolios); Director (since 2014), closed-end funds managed by Duff & Phelps Investment Management Co. (3 funds); Director, Avista Corp. (energy company) (since 2011); Trustee, Goldman Sachs Fund Complex (2010 to 2014); and Director, BlackRock Luxembourg and Cayman Funds (2006 to 2010).
Cogan, Sarah E. YOB: 1956 Served Since: 2021 107 Portfolios	Retired Partner, Simpson Thacher & Bartlett LLP (“STB”) (law firm) (since 2019); Director, Girl Scouts of Greater New York (since 2016); Trustee, Natural Resources Defense Council, Inc. (since 2013); and formerly, Partner, STB (1989 to 2018).	Trustee (since 2022) and Advisory Board Member (2021 to 2022), Virtus Alternative Solutions Trust (2 portfolios), Virtus Mutual Fund Family (61 portfolios) and Virtus Variable Insurance Trust (8 portfolios); Trustee (since 2022), Virtus Stone Harbor Emerging Markets Income Fund and Virtus Stone Harbor Emerging Markets Total Income Fund; Trustee (since 2022), PIMCO Access Income Fund and PIMCO California Flexible Municipal Income Fund; Trustee (since 2021), PIMCO Flexible Emerging Markets Income Fund; Trustee (since 2021), The Merger Fund®, The Merger Fund® VL, and Virtus Event Opportunities Trust (2 portfolios); Advisory Board Member (February 2021 to June 2021), Duff & Phelps Select MLP and Midstream Energy Fund Inc.; Trustee (since 2021), Virtus Global Multi-Sector Income Fund and Virtus Total Return Fund Inc.; Trustee (since 2019), Virtus Investment Trust (13 portfolios) and Virtus Strategy Trust (8 portfolios); Trustee (since 2019), Virtus Artificial Intelligence & Technology Opportunities Fund, Virtus Convertible & Income 2024 Target Term Fund, Virtus Convertible & Income Fund, Virtus Convertible & Income Fund II, Virtus Diversified Income & Convertible Fund, Virtus Equity & Convertible Income Fund, and Virtus Dividend, Interest & Premium Strategy Fund; Trustee (since 2019), PIMCO California Municipal Income Fund, PIMCO California Municipal Income Fund II, PIMCO California Municipal Income Fund III, PIMCO Municipal Income Fund, PIMCO Municipal Income Fund II, PIMCO Municipal Income Fund III, PIMCO New York Municipal Income Fund, PIMCO New York Municipal Income Fund II, PIMCO New York Municipal Income Fund III, PIMCO Energy and Tactical Credit Opportunities Fund, PCM Fund, Inc, PIMCO Corporate & Income Strategy Fund, PIMCO Corporate & Income Opportunity Fund, PIMCO Dynamic Income Fund, PIMCO Global StocksPLUS® & Income Fund, PIMCO High Income Fund, PIMCO Income Strategy Fund, PIMCO Income Strategy Fund II, PIMCO Strategic Income Fund, Inc., PIMCO Flexible Credit Income Fund and PIMCO Flexible Municipal Income Fund; Trustee (since 2019), PIMCO Managed Accounts Trust (5 portfolios); and Trustee (2019 to 2021), PIMCO Dynamic Credit and Mortgage Income Fund and PIMCO Income Opportunity Fund.

FUND MANAGEMENT TABLES (Unaudited) (Continued)
Name, Year of Birth, Length of Time Served and Number of Portfolios in Fund Complex Overseen by Trustee	Principal Occupation(s) During Past 5 Years	Other Directorships Held by Trustee During Past 5 Years
DeCotis, Deborah A. YOB: 1952 Served Since: 2021 107 Portfolios	Director, Cadre Holdings Inc. (since 2022); Advisory Director, Morgan Stanley & Co., Inc. (since 1996); Member, Circle Financial Group (since 2009); Member, Council on Foreign Relations (since 2013); and Trustee, Smith College (since 2017). Formerly, Director, Watford Re (2017 to 2021); Co-Chair Special Projects Committee, Memorial Sloan Kettering (2005 to 2015); and Trustee, Stanford University (2010 to 2015).	Trustee (since 2022) and Advisory Board Member (2021 to 2022), Virtus Alternative Solutions Trust (2 portfolios), Virtus Mutual Fund Family (61 portfolios) and Virtus Variable Insurance Trust (8 portfolios); Trustee (since 2022), Virtus Stone Harbor Emerging Markets Income Fund and Virtus Stone Harbor Emerging Markets Total Income Fund; Trustee (since 2022), PIMCO Access Income Fund and PIMCO California Flexible Municipal Income Fund; Director, Cadre Holdings Inc. (since 2022); Trustee (since 2021), PIMCO Flexible Emerging Markets Income Fund; Trustee (since 2021), The Merger Fund®, The Merger Fund® VL, and Virtus Event Opportunities Trust (2 portfolios); Advisory Board Member (February 2021 to June 2021), Duff & Phelps Select MLP and Midstream Energy Fund Inc.; Trustee (since 2021), Virtus Global Multi-Sector Income Fund and Virtus Total Return Fund Inc.; Trustee (since 2020), PIMCO Dynamic Income Opportunities Fund; Trustee (since 2019), PIMCO Energy and Tactical Credit Opportunities Fund and Virtus Artificial Intelligence & Technology Opportunities Fund; Trustee (since 2018), PIMCO Flexible Municipal Income Fund; Trustee (since 2017), PIMCO Flexible Credit Income Fund and Virtus Convertible & Income 2024 Target Term Fund; Trustee (since 2015), Virtus Diversified Income & Convertible Fund; Trustee (since 2014), Virtus Investment Trust (13 portfolios); Trustee (2013 to 2021), PIMCO Dynamic Credit and Mortgage Income Fund; Trustee (since 2012), PIMCO Dynamic Income Fund; Trustee (since 2011), Virtus Strategy Trust (8 portfolios); Trustee (since 2011), PIMCO California Municipal Income Fund II, PIMCO California Municipal Income Fund III, PIMCO Municipal Income Fund, PIMCO Municipal Income Fund II, PIMCO Municipal Income Fund III, PIMCO New York Municipal Income Fund, PIMCO New York Municipal Income Fund II, PIMCO New York Municipal Income Fund III, PCM Fund, Inc., PIMCO Corporate & Income Strategy Fund, PIMCO Corporate & Income Opportunity Fund, PIMCO Global StocksPLUS® & Income Fund, PIMCO High Income Fund, PIMCO Income Strategy Fund, PIMCO Income Strategy Fund II, PIMCO Strategic Income Fund, Inc., and PIMCO Managed Accounts Trust (5 portfolios); Trustee (since 2011), Virtus Convertible & Income Fund, Virtus Convertible & Income Fund II, Virtus Equity & Convertible Income Fund, and Virtus Dividend, Interest & Premium Strategy Fund; and Trustee (2011 to 2021), PIMCO Income Opportunity Fund.
Drummond, F. Ford YOB: 1962 Served Since: 2021 107 Portfolios	Owner/Operator (since 1998), Drummond Ranch; and Director (since 2015), Texas and Southwestern Cattle Raisers Association. Formerly Chairman, Oklahoma Nature Conservancy (2019 to 2020); Board Member (2006 to 2020) and Chairman (2016 to 2018), Oklahoma Water Resources Board; Director (1998 to 2008), The Cleveland Bank; and General Counsel (1998 to 2008), BMIHealth Plans (benefits administration).	Trustee (since 2022) and Advisory Board Member (2021 to 2022), Virtus Alternative Solutions Trust (2 portfolios), Virtus Mutual Fund Family (61 portfolios), and Virtus Variable Insurance Trust (8 portfolios); Trustee (since 2022), Virtus Stone Harbor Emerging Markets Income Fund, Virtus Stone Harbor Emerging Markets Total Income Fund, The Merger Fund®, The Merger Fund® VL, and Virtus Event Opportunities Trust (2 portfolios); Advisory Board Member (February 2021 to June 2021), Duff & Phelps Select MLP and Midstream Energy Fund Inc.; Trustee (since 2021), Virtus Global Multi-Sector Income Fund and Virtus Total Return Fund Inc.; Trustee (since 2019), Virtus Artificial Intelligence & Technology Opportunities Fund; Trustee (since 2017), Virtus Convertible & Income 2024 Target Term Fund; Trustee (since 2015), Virtus Convertible & Income Fund, Virtus Convertible & Income Fund II, Virtus Diversified Income & Convertible Fund, Virtus Dividend, Interest & Premium Strategy Fund and Virtus Equity & Convertible Income Fund; Trustee (since 2014), Virtus Strategy Trust (8 portfolios); Director (since 2011), Bancfirst Corporation; and Trustee (since 2006), Virtus Investment Trust (13 portfolios).

FUND MANAGEMENT TABLES (Unaudited) (Continued)
Name, Year of Birth, Length of Time Served and Number of Portfolios in Fund Complex Overseen by Trustee	Principal Occupation(s) During Past 5 Years	Other Directorships Held by Trustee During Past 5 Years
Harris, Sidney E. YOB: 1949 Served Since: 2017 100 Portfolios	Private Investor (since 2021); Dean Emeritus (since 2015), Professor (2015 to 2021 and 1997 to 2014), and Dean (1997 to 2004), J. Mack Robinson College of Business, Georgia State University.	Trustee (since 2022), Virtus Stone Harbor Emerging Markets Income Fund and Virtus Stone Harbor Emerging Markets Total Income Fund; Trustee (since 2021), The Merger Fund®, The Merger Fund® VL, Virtus Event Opportunities Trust (2 portfolios), Virtus Investment Trust (13 portfolios) and Virtus Strategy Trust (8 portfolios); Director (2020 to 2021), Duff & Phelps Select MLP and Midstream Energy Fund Inc.; Director (since 2020), Virtus Total Return Fund Inc.; Trustee (since 2020), Virtus Global Multi-Sector Income Fund; Trustee (since 2019), Mutual Fund Directors Forum; Trustee (since 2017), Virtus Mutual Fund Family (61 portfolios), Virtus Variable Insurance Trust (8 portfolios), and Virtus Alternative Solutions Trust (2 portfolios); Trustee (2013 to 2020) and Honorary Trustee (since 2020), KIPP Metro Atlanta; Director (1999 to 2019), Total System Services, Inc.; Trustee (2004 to 2017), RidgeWorth Funds; Chairman (2012 to 2017), International University of the Grand Bassam Foundation; Trustee (since 2012), International University of the Grand Bassam Foundation; and Trustee (2011 to 2015), Genspring Family Offices, LLC.
Mallin, John R. YOB: 1950 Served Since: 2016 100 Portfolios	Partner/Attorney (since 2003), McCarter & English LLP (law firm) Real Property Practice Group; and Member (since 2014), Counselors of Real Estate.	Trustee (since 2022), Virtus Stone Harbor Emerging Markets Income Fund and Virtus Stone Harbor Emerging Markets Total Income Fund; Trustee (since 2021), The Merger Fund®, The Merger Fund® VL, Virtus Event Opportunities Trust (2 portfolios), Virtus Investment Trust (13 portfolios) and Virtus Strategy Trust (8 portfolios); Director (2020 to 2021), Duff & Phelps Select MLP and Midstream Energy Fund Inc.; Director (since 2020), Virtus Total Return Fund Inc.; Trustee (since 2020), Virtus Global Multi-Sector Income Fund; Trustee (since 2016), Virtus Mutual Fund Family (61 portfolios) and Virtus Alternative Solutions Trust (2 portfolios); Director (since 2019), 1892 Club, Inc. (non-profit); Director (2013 to 2020), Horizons, Inc. (non-profit); and Trustee (since 1999), Virtus Variable Insurance Trust (8 portfolios).
McDaniel, Connie D. YOB: 1958 Served Since: 2017 100 Portfolios	Retired (since 2013). Vice President, Chief of Internal Audit, Corporate Audit Department (2009 to 2013); Vice President, Global Finance Transformation (2007 to 2009); and Vice President and Controller (1999 to 2007), The Coca-Cola Company.	Trustee (since 2022), Virtus Stone Harbor Emerging Markets Income Fund and Virtus Stone Harbor Emerging Markets Total Income Fund; Trustee (since 2021), The Merger Fund®, The Merger Fund® VL, Virtus Event Opportunities Trust (2 portfolios), Virtus Investment Trust (13 portfolios) and Virtus Strategy Trust (8 portfolios); Director (2020 to 2021), Duff & Phelps Select MLP and Midstream Energy Fund Inc.; Director (since 2020), Virtus Total Return Fund Inc.; Trustee (since 2020), Virtus Global Multi-Sector Income Fund; Director (since 2019), Global Payments Inc.; Chairperson (since 2019), Governance & Nominating Committee, Global Payments Inc; Trustee (since 2017), Virtus Mutual Fund Family (61 portfolios), Virtus Variable Insurance Trust (8 portfolios), and Virtus Alternative Solutions Trust (2 portfolios); Director (since 2021), North Florida Land Trust; Director (2014 to 2019), Total System Services, Inc.; Member (since 2011) and Chair (2014 to 2016), Georgia State University, Robinson College of Business Board of Advisors; and Trustee (2005 to 2017), RidgeWorth Funds.
McLoughlin, Philip YOB: 1946 Served Since: 2013 110 Portfolios	Private investor since 2010.	Trustee (since 2022), Virtus Stone Harbor Emerging Markets Income Fund and Virtus Stone Harbor Emerging Markets Total Income Fund; Trustee (since 2021), The Merger Fund®, The Merger Fund® VL, Virtus Event Opportunities Trust (2 portfolios), Virtus Investment Trust (13 portfolios) and Virtus Strategy Trust (8 portfolios); Trustee (since 2021), Virtus Artificial Intelligence & Technology Opportunities Fund, Virtus Convertible & Income Fund II, Virtus Diversified Income & Convertible Fund, Virtus Equity & Convertible Income Fund and Virtus Dividend, Interest & Premium Strategy Fund; Trustee (since 2022) and Advisory Board Member (2021), Virtus Convertible & Income 2024 Target Term Fund and Virtus Convertible & Income Fund; Director and Chairman (since 2016), Virtus Total Return Fund Inc.; Director and Chairman (2016 to 2019), the former Virtus Total Return Fund Inc.; Director and Chairman (2014 to 2021), Duff & Phelps Select MLP and Midstream Energy Fund Inc.; Trustee and Chairman (since 2013), Virtus Alternative Solutions Trust (2 portfolios); Trustee and Chairman (since 2011), Virtus Global Multi-Sector Income Fund; Chairman and Trustee (since 2003), Virtus Variable Insurance Trust (8 portfolios); Director (since 1995), closed-end funds managed by Duff & Phelps Investment Management Co. (3 funds); Director (1991 to 2019) and Chairman (2010 to 2019), Lazard World Trust Fund (closed-end investment firm in Luxembourg); and Trustee (since 1989) and Chairman (since 2002), Virtus Mutual Fund Family (61 portfolios).

FUND MANAGEMENT TABLES (Unaudited) (Continued)
Name, Year of Birth, Length of Time Served and Number of Portfolios in Fund Complex Overseen by Trustee	Principal Occupation(s) During Past 5 Years	Other Directorships Held by Trustee During Past 5 Years
McNamara, Geraldine M. YOB: 1951 Served Since: 2016 103 Portfolios	Private investor (since 2006); and Managing Director, U.S. Trust Company of New York (1982 to 2006).	Trustee (since 2022), Virtus Stone Harbor Emerging Markets Income Fund and Virtus Stone Harbor Emerging Markets Total Income Fund; Trustee (since 2021), The Merger Fund®, The Merger Fund® VL, Virtus Event Opportunities Trust (2 portfolios), Virtus Investment Trust (13 portfolios) and Virtus Strategy Trust (8 portfolios); Director (2020 to 2021), Duff & Phelps Select MLP and Midstream Energy Fund Inc.; Director (since 2020), Virtus Total Return Fund Inc.; Trustee (since 2020), Virtus Global Multi-Sector Income Fund; Trustee (since 2016) Virtus Alternative Solutions Trust (2 portfolios); Trustee (since 2015), Virtus Variable Insurance Trust (8 portfolios); Director (since 2003), closed-end funds managed by Duff & Phelps Investment Management Co. (3 funds); and Trustee (since 2001), Virtus Mutual Fund Family (61 portfolios).
Walton, R. Keith YOB: 1964 Served Since: 2020 107 Portfolios	Venture and Operating Partner (since 2020), Plexo Capital, LLC; Venture Partner (since 2019) and Senior Adviser (2018 to 2019), Plexo, LLC; and Partner (since 2006), Global Infrastructure Partners. Formerly, Managing Director (2020 to 2021), Lafayette Square Holding Company LLC; Senior Adviser (2018 to 2019), Vatic Labs, LLC; Executive Vice President, Strategy (2017 to 2019), Zero Mass Water, LLC; and Vice President, Strategy (2013 to 2017), Arizona State University.	Trustee (since 2022) and Advisory Board Member (January 2022 to July 2022), Virtus Artificial Intelligence & Technology Opportunities Fund, Virtus Convertible & Income Fund and Virtus Equity & Convertible Income Fund; Trustee (since 2022), Virtus Stone Harbor Emerging Markets Income Fund and Virtus Stone Harbor Emerging Markets Total Income Fund; Trustee (since 2022), Virtus Diversified Income & Convertible Fund; Advisory Board Member (since 2022), Virtus Convertible & Income 2024 Target Term Fund, Virtus Convertible & Income Fund II and Virtus Dividend, Interest & Premium Strategy Fund; Trustee (since 2021), The Merger Fund®, The Merger Fund® VL, Virtus Event Opportunities Trust (2 portfolios), Virtus Investment Trust (13 portfolios) and Virtus Strategy Trust (8 portfolios); Trustee (since 2020) Virtus Alternative Solutions Trust (2 portfolios), Virtus Variable Insurance Trust (8 portfolios) and Virtus Mutual Fund Family (61 portfolios); Director (since 2017), certain funds advised by Bessemer Investment Management LLC; Director (2016 to 2021), Duff & Phelps Select MLP and Midstream Energy Fund Inc.; Trustee (since 2016), Virtus Global Multi-Sector Income Fund; Director (2006 to 2019), Systematica Investments Limited Funds; Director (2006 to 2017), BlueCrest Capital Management Funds; Trustee (2014 to 2017), AZ Service; Director (since 2004), Virtus Total Return Fund Inc.; and Director (2004 to 2019), the former Virtus Total Return Fund Inc.
Zino, Brian T. YOB: 1952 Served Since: 2020 107 Portfolios	Retired. Various roles (1982 to 2009), J. & W. Seligman & Co. Incorporated, including President (1994 to 2009).	Trustee (since 2022), Virtus Stone Harbor Emerging Markets Income Fund and Virtus Stone Harbor Emerging Markets Total Income Fund; Trustee (since 2021), The Merger Fund®, The Merger Fund® VL, Virtus Event Opportunities Trust (2 portfolios), Virtus Investment Trust (13 portfolios) and Virtus Strategy Trust (8 portfolios); Trustee (since 2022) and Advisory Board Member (2021), Virtus Artificial Intelligence & Technology Opportunities Fund, Virtus Convertible & Income 2024 Target Term Fund, Virtus Convertible & Income Fund, Virtus Convertible & Income Fund II, Virtus Diversified Income & Convertible Fund, Virtus Equity & Convertible Income Fund, and Virtus Dividend, Interest & Premium Strategy Fund; Trustee (since 2020) Virtus Alternative Solutions Trust (2 portfolios), Virtus Variable Insurance Trust (8 portfolios) and Virtus Mutual Fund Family (61 portfolios); Director (2016 to 2021), Duff & Phelps Select MLP and Midstream Energy Fund Inc.; Trustee (since 2016), Virtus Global Multi-Sector Income Fund; Director (since 2014), Virtus Total Return Fund Inc.; Director (2014 to 2019), the former Virtus Total Return Fund Inc.; Trustee (since 2011), Bentley University; Director (1986 to 2009) and President (1994 to 2009), J&W Seligman Co. Inc.; Director (1998 to 2009), Chairman (2002 to 2004) and Vice Chairman (2000 to 2002), ICI Mutual Insurance Company; Member, Board of Governors of ICI (1998 to 2008).

FUND MANAGEMENT TABLES (Unaudited) (Continued)
Interested Trustee
Name, Year of Birth, Length of Time Served and Number of Funds Overseen	Principal Occupation(s) During Past 5 Years	Principal Occupation(s) During Past 5 Years and Other Directorships Held by Trustee
Aylward, George R.* Trustee and President YOB: 1964 Served Since: 2013 112 Portfolios	Director, President and Chief Executive Officer (since 2008),Virtus Investment Partners, Inc. and/or certain of its subsidiaries, and various senior officer positions with Virtus affiliates (since 2005).	Trustee, President and Chief Executive Officer (since 2022), Virtus Stone Harbor Emerging Markets Income Fund and Virtus Stone Harbor Emerging Markets Total Income Fund; Member, Board of Governors of the Investment Company Institute (since 2021); Trustee and President (since 2021), The Merger Fund®, The Merger Fund® VL, Virtus Event Opportunities Trust (2 portfolios), Virtus Investment Trust (13 portfolios) and Virtus Strategy Trust (8 portfolios); Trustee, President and Chief Executive Officer (since 2021), Virtus Artificial Intelligence & Technology Opportunities Fund, Virtus Convertible & Income 2024 Target Term Fund, Virtus Convertible & Income Fund, Virtus Convertible & Income Fund II, Virtus Diversified Income & Convertible Fund, Virtus Equity & Convertible Income Fund, and Virtus Dividend, Interest & Premium Strategy Fund; Chairman and Trustee (since 2015), Virtus ETF Trust II (5 portfolios); Director, President and Chief Executive Officer (2014 to 2021), Duff & Phelps Select MLP and Midstream Energy Fund Inc.; Trustee and President (since 2013), Virtus Alternative Solutions Trust (2 portfolios); Director (since 2013), Virtus Global Funds, PLC (5 portfolios); Trustee (since 2012) and President (since 2010), Virtus Variable Insurance Trust (8 portfolios); Trustee, President and Chief Executive Officer (since 2011), Virtus Global Multi-Sector Income Fund; Trustee and President (since 2006) and Executive Vice President (2004 to 2006), Virtus Mutual Fund Family (61 portfolios); Director, President and Chief Executive Officer (since 2006), Virtus Total Return Fund Inc.; and Director, President and Chief Executive Officer (2006 to 2019), the former Virtus Total Return Fund Inc.
*Mr. Aylward is an “interested person,” as defined in the 1940 Act, by reason of his position as President and Chief Executive Officer of Virtus Investment Partners, Inc. (“Virtus”), the ultimate parent company of the Adviser, and various positions with its affiliates, including the Adviser.
Officers of the Trust Who Are Not Trustees
Name, Address and Year of Birth	Position(s) Held with Trust and Length of Time Served	Principal Occupation(s) During Past 5 Years
Batchelar, Peter J. YOB: 1970	Senior Vice President (since 2017), and Vice President (2013 to 2016).	Senior Vice President, Product Development (since 2017), Vice President, Product Development (2008 to 2017), and various officer positions (since 2008), Virtus Investment Partners, Inc. and/or certain of its subsidiaries; various officer positions (since 2008) of various registered funds advised by subsidiaries of Virtus Investment Partners, Inc.
Bradley, W. Patrick YOB: 1972	Executive Vice President (since 2016); Senior Vice President (2013 to 2016); Chief Financial Officer and Treasurer (since 2013).	Executive Vice President, Fund Services (since 2016), Senior Vice President, Fund Services (2010 to 2016) and various officer positions (since 2004), Virtus Investment Partners, Inc. and/or certain of its subsidiaries; various officer positions (since 2006) of various registered funds advised by subsidiaries of Virtus Investment Partners, Inc.; Member (since 2022), BNY Mellon Asset Servicing Client Advisory Board.
Branigan, Timothy YOB: 1976	Vice President and Fund Chief Compliance Officer (since 2022); Assistant Vice President and Deputy Fund Chief Compliance Officer (March to May 2022); and Assistant Vice President and Assistant Chief Compliance Officer (2021 to 2022).	Various officer positions (since 2019) of various registered funds advised by subsidiaries of Virtus Investment Partners, Inc.
Carr Kevin J. YOB: 1954	Senior Vice President (since 2017) and Assistant Secretary (since 2013).	Vice President and Senior Counsel (since 2017), Senior Vice President (2009 to 2017), Vice President, Counsel and Secretary (2008 to 2009) and various officer positions (since 2005), Virtus Investment Partners, Inc. and/or certain of its subsidiaries; and various officer positions (since 2005) of various registered funds advised by subsidiaries of Virtus Investment Partners, Inc.
Fromm, Jennifer YOB: 1973	Vice President, Chief Legal Officer, Counsel and Secretary (since 2013).	Vice President (since 2016) and Senior Counsel, Legal (since 2007) and various officer positions (since 2008), Virtus Investment Partners, Inc. and/or certain of its subsidiaries; various officer positions (since 2008) of various registered funds advised by subsidiaries of Virtus Investment Partners, Inc

FUND MANAGEMENT TABLES (Unaudited) (Continued)
Name, Address and Year of Birth	Position(s) Held with Trust and Length of Time Served	Principal Occupation(s) During Past 5 Years
Short, Julia R. YOB: 1972	Senior Vice President (since 2021).	Senior Vice President, Product Development (since 2017), Virtus Investment Partners, Inc. and/or certain of its subsidiaries; Senior Vice President (since 2017) of various registered funds advised by subsidiaries of Virtus Investment Partners, Inc.; and Managing Director, Product Manager, RidgeWorth Investments (2004 to 2017).
Smirl, Richard W. YOB: 1967	Executive Vice President (since 2021).	Chief Operating Officer (since 2021), Virtus Investment Partners, Inc.; Executive Vice President (since 2021), Virtus Investment Partners, Inc. and/or certain of its subsidiaries; Executive Vice President (since 2021) of various registered funds advised by subsidiaries of Virtus Investment Partners, Inc.; Chief Operating Officer (2018 to 2021), Russell Investments; Executive Director (Jan. to July 2018), State of Wisconsin Investment Board; and Partner and Chief Operating Officer (2004 to 2018), William Blair Investment Management.

Virtus KAR Long/Short Equity Fund,
a series of Virtus Alternative Solutions Trust
(Unaudited)
Supplement dated March 31, 2022, to the Summary Prospectus and the
Virtus Alternative Solutions Trust Statutory Prospectus, each dated February 28, 2022
IMPORTANT NOTICE TO INVESTORS
Effective March 31, 2022, Julie Biel, CFA, is hereby added as a portfolio manager of Virtus KAR Long/Short Equity Fund (the “Fund”).
The following disclosure is hereby added under “Portfolio Management” in the summary prospectus for the Fund, and in the summary section of the Fund’s statutory prospectus:
•Julie Biel, CFA, Portfolio Manager and Senior Research Analyst at KAR. Ms. Biel has served as a Portfolio Manager of the fund since March 2022.
In the Management of the Funds section under “Portfolio Management” on page 23 of the Fund’s statutory prospectus, the row for the Fund in the table under the subheading “KAR” is hereby replaced with the following:
Virtus KAR Long/Short Equity Fund	Julie Biel, CFA (since March 2022)
Chris Wright, CFA (since the Fund’s inception in December 2018)
The portfolio manager biographies under the referenced table are hereby amended by adding the following for Julie Biel:
Julie Biel, CFA. Ms. Biel is a Portfolio Manager and Senior Research Analyst at KAR, with primary research responsibilities for the small- and mid-capitalization technology sector. Before joining KAR in 2013, Ms. Biel worked as an Equity Research Associate at Imperial Capital and before that was an as an Equity Research Associate at Merrill Lynch. She has 13 years of equity research experience.
All other disclosure concerning the Fund, including fees, expenses, investment objective, strategies and risks, remains unchanged.
Investors should retain this supplement with the Prospectuses for future reference.
VAST 8034 KAR Long/Short Equity PM Change (3/2022)

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VIRTUS ALTERNATIVE SOLUTIONS TRUST
101 Munson Street
Greenfield, MA 01301-9668
Trustees
Philip R. McLoughlin, Chairman
George R. Aylward
Donald C. Burke
Sarah E. Cogan
Deborah A. DeCotis
F. Ford Drummond
Sidney E. Harris
John R. Mallin
Connie D. McDaniel
Geraldine M. McNamara
R. Keith Walton
Brian T. Zino
Officers
George R. Aylward, President
Peter Batchelar, Senior Vice President
W. Patrick Bradley, Executive Vice President, Chief Financial Officer and Treasurer
Timothy Branigan, Vice President and Fund Chief Compliance Officer
Kevin J. Carr, Senior Vice President and Assistant Secretary
Jennifer Fromm, Vice President, Counsel, Chief Legal Officer and Secretary
Julia R. Short, Senior Vice President
Richard W. Smirl, Executive Vice President
Investment Adviser
Virtus Alternative Investment Advisers, Inc.
One Financial Plaza
Hartford, CT 06103-2608
Principal Underwriter
VP Distributors, LLC
One Financial Plaza
Hartford, CT 06103-2608
Administrator and Transfer Agent
Virtus Fund Services, LLC
One Financial Plaza
Hartford, CT 06103-2608
Custodian
The Bank of New York Mellon
240 Greenwich Street
New York, NY 10286-1048
Independent Registered Public
Accounting Firm
PricewaterhouseCoopers LLP
2001 Market Street
Philadelphia, PA 19103-7042
How to Contact Us
Mutual Fund Services	1-800-243-1574
Adviser Consulting Group	1-800-243-4361
Website	Virtus.com

Important Notice to Shareholders
The Securities and Exchange Commission has modified mailing regulations for semiannual and annual shareholder fund reports to allow mutual fund companies to send a single copy of these reports to shareholders who share the same mailing address. If you would like additional copies, please call Mutual Fund Services at 1-800-243-1574.

P.O. Box 9874
Providence, RI 02940-8074
For more information about Virtus Mutual Funds,
please contact us at 1-800-243-1574, or visit Virtus.com.
8555	12-22

(b)	Not applicable.

Item 2. Code of Ethics.

(a)

The registrant, as of the end of the period covered by this report, has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(c)

Other than certain non-substantive changes, there have been no amendments during the period covered by this report, to a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics described in Item 2(b) of the instructions for completion of Form N-CSR. A copy of the currently applicable code is included as an exhibit.

(d)

The registrant has not granted any waivers during the period covered by this report, including an implicit waiver, from a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of this item’s instructions.

Item 3. Audit Committee Financial Expert.

(a)(1)	The Registrant’s Board of Trustees has determined that the Registrant has an “audit committee financial expert” serving on its Audit Committee.

(a)(2)

The Registrant’s Board of Trustees has determined that Donald C. Burke, Connie D. McDaniel and Brian T. Zino each possess the technical attributes identified in Instruction 2(b) of Item 3 to Form N-CSR to qualify as an “audit committee financial expert.” Each such individual is an “independent” trustee pursuant to paragraph (a)(2) of Item 3 to Form N-CSR.

(a)(3)	Not applicable.

Item 4. Principal Accountant Fees and Services.

Audit Fees

(a)

The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years are $45,760 for 2022 and $41,600 for 2021.

Audit-Related Fees

(b)

The aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item are $1,107 for 2022 and $2,272 for 2021. Such audit-related fees include out of pocket expenses and fees related to a new fund launch.

Tax Fees

(c)

The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning are $19,246 for 2022 and $24,725 for 2021.

“Tax Fees” are primarily associated with review of the Trust’s tax provision and qualification as a regulated investment company (RIC) in connection with audits of the Trust’s financial statement, review of year-end distributions by the Fund to avoid excise tax for the Trust, periodic discussion with management on tax issues affecting the Trust, and reviewing and signing the Fund’s federal income tax returns.

All Other Fees

(d)

The aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item are $0 for 2022 and $0 for 2021.

(e)(1)	Disclose the audit committee’s pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

The Board of Trustees of Virtus Alternative Solutions Trust (the “Fund”) has adopted policies and procedures with regard to the pre-approval of services provided by its independent auditors. Audit, audit-related and tax compliance services provided to the Fund on an annual basis require specific pre-approval by the Audit Committee. The Audit Committee also must approve other non-audit services provided to the Fund and those non-audit services provided to the Fund’s Affiliated Service Providers that relate directly to the operations and financial reporting of the Fund. Certain of these non-audit services that the Audit Committee believes are a) consistent with the SEC’s auditor independence rules and b) routine and recurring services that will not impair the independence of the independent auditors may be approved by the Audit Committee without consideration on a specific case-by-case basis (“general pre-approval”).

The Audit Committee has determined that the Chair of the Audit Committee, may provide pre-approval for such services that meet the above requirements but are not included in the general pre-approval in the event such approval is sought between regularly scheduled meetings. In any event, the Audit Committee is informed of, and ratifies, each service approved at the next regularly scheduled in-person Audit Committee meeting.

(e)(2)

The percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X are as follows:

(b) 0%

(c) 0%

(d) N/A

(f)

The percentage of hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees was less than fifty percent.

(g)

The aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant was $20,353 for 2022 and $26,997 for 2021.

(h)

The registrant’s audit committee of the board of trustees has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

(i)	Not applicable.

(j)	Not applicable.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments.

(a) Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1(a) of this form.

(b)	Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant’s board of trustees, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (17 CFR 229.407) (as required by Item 22(b)(15) of Schedule 14A (17 CFR 240.14a-101)), or this Item.

Item 11. Controls and Procedures.

(a)

The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)

There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d))) that occurred during the registrant’s most recent fiscal period that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 13. Exhibits.

(a)(1)	Code of ethics, or any amendment thereto, that is the subject of disclosure required by Item 2 is attached hereto.

(a)(2)	Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(a)(2)(1)	Not applicable.

(a)(2)(2)	Not applicable.

(b)	Certifications pursuant to Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Virtus Alternative Solutions Trust

By (Signature and Title)* /s/ George R. Aylward
George R. Aylward, President
(principal executive officer)

Date 12/29/2022

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)* /s/ George R. Aylward
George R. Aylward, President
(principal executive officer)

Date 12/29/2022

By (Signature and Title)* /s/ W. Patrick Bradley
W. Patrick Bradley, Executive Vice President, Chief Financial Officer and Treasurer
(principal financial and accounting officer)

Date 12/29/2022

*	Print the name and title of each signing officer under his or her signature.